Exhibit 10.20

AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY

by and between

BREIT SE INDUSTRIAL PROPCO NC LP, a Delaware limited partnership, as SELLER

and

PROKIDNEY ACQUISITION COMPANY, LLC, as BUYER

3929 Westpoint Blvd., Winston Salem, North Carolina, and 2598 Empire Drive, Winston Salem, North Carolina

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TABLE OF CONTENTS

Page

Section 1. Key Terms 3

Section 2. Terms and Definitions 3

Section 3. Sale of Property and Exclusion of Assets 9

Section 4. Payment of Purchase Price 10

Section 5. Proration of Income and Expenses and Payment of Costs and Recording Fees 11

Section 6. Examination of Property 17

Section 7. Earnest Money Disbursement 19

Section 8. Seller’s Representations 20

Section 9. Buyer’s Representations 22

Section 10. Conditions to Buyer’s Obligations 23

Section 11. Conditions to Seller’s Obligations 24

Section 12. Seller Covenants 25

Section 13. Tenant Estoppel 25

Section 14. Closing 26

Section 15. Default; Breach of Representation 27

Section 16. Risk of Loss/Condemnation 28

Section 17. Entire Agreement 29

Section 18. No Representations or Warranties 29

Section 19. Notices 30

Section 20. Applicable Law 30

Section 21. Broker’s Commissions 30

Section 22. Assignment 30

Section 23. Attorneys’ Fees 31

Section 24. Jury Waiver 31

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Section 25. Tax Deferred Exchange 31

Section 26. Confidentiality/No Public Disclosure 31

Section 27. Exculpation 32

Section 28. Survival 32

Section 29. Computation of Time 32

Section 30. Counterparts; Electronic Signatures 32

Section 31. No Recording 32

Section 32. Severability 32

Section 33. Interpretation 33

Section 34. Affiliated Leases 33

Exhibit A - Real Property – Legal Description

Exhibit B - Form of Deed

Exhibit C - Form of General Assignment

Exhibit D - Form of Tenant Estoppel Certificate

Exhibit E - Form of Seller Estoppel Certificate

Exhibit F - FIRPTA Affidavit

Exhibit G - Form of Owner’s Affidavit

Exhibit H - Form of Tenant Notice

Exhibit I - Form of Seller’s Closing Certificate

Schedule 5(a) - Unapplied Refundable Security Deposits

Schedule 5(b) - Seller’s Leasing Costs

Schedule 5(f) - Transaction Costs

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AGREEMENT FOR PURCHASE AND SALE
OF REAL PROPERTY

this agreement FOR PURCHASE AND SALE OF REAL PROPERTY (this “Agreement”) is made as of this November 20, 2024 (the “Effective Date”), by and between BREIT SE INDUSTRIAL PROPCO NC LP, a Delaware limited partnership (“Seller”), and PROKIDNEY ACQUISITION COMPANY, LLC, a Delaware limited liability company (“Buyer”).

for and in consideration of the mutual promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.
Key Terms

.

“Purchase Price”	the sum of TWENTY-TWO MILLION FIVE HUNDRED THOUSAND and NO/100 DOLLARS ($22,500,000.00), payable in cash at Closing
“Examination Period”

the period beginning on October 7, 2024 (the date that Buyer and Seller executed the Access Agreement (as hereinafter defined)), and extending until 5:00 p.m. (New York, New York time) on November 20, 2024.

“Closing Date”	the actual date of Closing, which shall occur on November 26, 2024, or such earlier date as may be agreed upon by Buyer and Seller in writing.
“Earnest Money”	the Initial Earnest Money and, to the extent deposited, the Additional Earnest Money
“Initial Earnest Money”	FIVE HUNDRED SIXTY-TWO THOUSAND FIVE HUNDRED and NO/100 DOLLARS ($562,500) (together with all interest accrued thereon).
“Additional Earnest Money”	FIVE HUNDRED SIXTY-TWO THOUSAND FIVE HUNDRED and NO/100 DOLLARS ($562,500) (together with all interest accrued thereon).

Section 2.
Terms and Definitions

: The terms listed below shall have the respective meaning given them as set forth adjacent to each term.

(a)
“Allocated Property Values” shall mean the value allocated among the Properties pursuant to allocations determined by Buyer and approved by Seller (which approval shall not be unreasonably withheld, conditioned or delayed).
(b)
“Additional Earnest Money” shall have the meaning ascribed to such term in Section 1 hereof.

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(c)
“Additional Rent” has the meaning ascribed to such term in Section 5(a)(i)(1) hereof.
(d)
“Affiliate” or “Affiliates” shall mean any Person, from time to time, that directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with another Person. For purposes of this Agreement, the term “control” shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and shall in any event include the ownership or power to vote fifty percent (50%) or more of the outstanding equity or voting interests, respectively, of such other Person.
(e)
“Asset File” shall mean the materials with respect to the Properties previously delivered to Buyer or its representatives by or on behalf of Seller or made available to Buyer at the Property, at the offices of Seller or Seller’s Broker or attorney or on an online data website.
(f)
“Base Rent” has the meaning ascribed to such term in Section 5(a)(i)(1) hereof.
(g)
“Business Day” or “business day” means any day other than Saturday, Sunday or any federal legal holiday on which national banks are not open for general business in the State of North Carolina.
(h)
“Buyer’s Broker” means CBRE, Inc.
(i)
“Buyer’s Leasing Costs” has the meaning ascribed to such term in Section 5(b) hereof.
(j)
“Buyer’s Knowledge” shall mean the actual knowledge of Buyer and/or any Affiliate of Buyer, which shall also be deemed to include, any matter disclosed (i) in any exhibit or schedule to this Agreement, (ii) in the Asset File or any other document or written materials provided by or on behalf of Seller to Buyer prior to the Closing, (iii) in due diligence reports or inspections obtained by Buyer, (iv) in an estoppel certificate delivered to Buyer or (v) in writing by Seller (or Seller’s counsel) to Buyer (or Buyer’s counsel).
(k)
“Buyer’s Notice Address” shall be as follows, except as the same may be changed pursuant to the Notice section herein:

ProKidney, LLC

399 Boylston Street., Suite 350

Boston, MA 02116

Attn: Nikhil Pereira-Kamath

Email: Nikhil.Pereira@ProKidney.com

with a copy to:

ProKidney Corp.

2000 Frontis Plaza Blvd, Suite 250

Winston Salem, NC 27103

Attn: Todd Girolamo, Esq.

Chief Legal Officer

Email:Todd.Girolamo@ProKidney.com

(l)
“Claims” has the meaning ascribed to such term in Section 18 hereof.

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(m)
“Claim Cap” has the meaning ascribed to such term in Section 15(c) hereof.
(n)
“Closing” shall mean the consummation of the transactions contemplated by this Agreement.
(o)
“Closing Date” shall have the meaning ascribed to such term in Section 1 hereof.
(p)
“Confidentiality Agreement” shall have the meaning ascribed to such term in Section 26(a) hereof.
(q)
“Contracts” shall mean those certain contracts or agreements to which Seller is a party affecting the Property delivered as part of the Asset File or entered into by Seller in accordance with this Agreement.
(r)
“Deed” has the meaning ascribed to such term in Section 14(a) hereof.
(s)
“Demand” has the meaning ascribed to such term in Section 7(b) hereof.
(t)
“Earnest Money” shall have the meaning ascribed to such term in Section 1 hereof.
(u)
“Escrow Agent” shall mean Stewart Title Guaranty Company, at its offices at One Washington Mall, Suite 1400, Boston, MA 02108, Attention: Marcello Ciaramitaro, Tel: (617) 933-2437, Email: Marcello.Ciaramitaro@stewart.com.

Contact information:

If to Title Insurer:

Stewart Title Guaranty Company

One Washington Mall, Suite 1400

Boston, MA 02108

Attn: Laura Schumacher

Email: Laura.Schumacher@stewart.com

with copies to:

Lexington National Land Services

420 Lexington Avenue, Suite 1820

New York, New York 10170

Attn: Kelly Demonda and Wendy Howell

Email: KDemonda@lexnls.com and whowell@lexnls.com.

If to Escrow Agent:

Stewart Title Guaranty Company

One Washington Mall, Suite 1400

Boston, MA 02108

Attn: Marcello Ciaramitaro

Email: Marcello.Ciaramitaro@stewart.com

with copies to:

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Lexington National Land Services

420 Lexington Avenue, Suite 1820

New York, New York 10170

Attn: Kelly Demonda and Wendy Howell

Email: KDemonda@lexnls.com and whowell@lexnls.com.

(v)
“Examination Period” shall have the meaning ascribed to such term in Section 1 hereof.
(w)
“Excluded Assets” has the meaning ascribed to such term in Section 3(b) hereof.
(x)
“Existing Lease” has the meaning ascribed to such term in Section 5(b) hereof.
(y)
“FIRPTA” has the meaning ascribed to such term in Section 8(c) hereof.
(z)
“Government List” has the meaning ascribed to such term in Section 8(k)(i) hereof.
(aa)
“Governmental Authority” has the meaning ascribed to such term in Section 8(k)(i) hereof.
(bb)
“Improvements” has the meaning ascribed to such term in the definition of Property.
(cc)
“Independent Consideration” shall have the meaning assigned thereto in Section 4(c) hereof.
(dd)
“Initial Earnest Money” shall have the meaning ascribed to such term in Section 1 hereof.
(ee)
“Intangible Property” has the meaning ascribed to such term in the definition of Property.
(ff)
“Lease” or “Leases” shall mean, individually or collectively, as the context may require, all written leases, licenses, rental agreements and other occupancy agreements by and between Seller and tenants with respect to the Real Property, exclusive of access or similar agreements for utilities or other service providers.
(gg)
“Leasing Costs” shall mean, with respect to a particular Lease, all capital costs and expenses incurred for capital improvements and other items to satisfy the initial obligations of the landlord to prepare the premises for occupancy under such Lease; “tenant allowances” in lieu of or as reimbursements for the foregoing items; legal fees and expenses in connection with initial execution of the Lease; leasing commissions and brokerage commissions, in each case to the extent the landlord is responsible for the payment of such cost or expense under the relevant Lease or any other agreement relating to such Lease. Leasing Costs shall not include any obligation with respect to free rent periods.
(hh)
“Mandatory Cure Lien” has the meaning ascribed to such term in Section 6(a) hereof.
(ii)
“Material Contracts” shall mean all Contracts other than any Contract that either (i) is terminable as of right and without cause on sixty (60) days’ or less notice without cost or

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penalty or (ii) does not require the payment by, or on behalf of, Seller of more than $250,000 with respect to any Property in any calendar year.
(jj)
“New Exception” has the meaning ascribed to such term in Section 6(a) hereof.
(kk)
“New Exception Review Period” has the meaning ascribed to such term in Section 6(a) hereof.
(ll)
“New Lease” has the meaning ascribed to such term in Section 5(b) hereof.
(mm)
“Objections” has the meaning ascribed to such term in Section 6(a) hereof.
(nn)
“Objection Notice” has the meaning ascribed to such term in Section 6(a) hereof.
(oo)
“OFAC” has the meaning ascribed to such term in Section 8(k)(i) hereof.
(pp)
“Permitted Exceptions” shall mean all of the following: (i) the Leases, all Contracts affecting the Property and any Leases, or other contracts entered into by Seller and accepted by Buyer pursuant to the terms and conditions of this Agreement, (ii) liens for current real estate taxes and special assessments which are not yet due and payable or are being contested in good faith, (iii) standard pre-printed provisions contained in the form of title insurance policies, (iv) discrepancies, conflicts in boundary lines, shortages in area, encroachments and any state of facts which a survey of the Property or an update of the Survey would disclose as of the date of the Title Report (without regard to any update of the Title Report after the expiration of the Examination Period) or which are shown on the public records as of the date of the Title Report (without regard to any update of the Title Report after the expiration of the Examination Period), (v) Intentionally Omitted, (vi) Intentionally Omitted, (vii) any title exception which is (x) approved, waived or deemed approved or waived by Buyer pursuant to Section 6(a) or otherwise cannot be objected to by Buyer under Section 6(a) or (y) created in accordance with the provisions of this Agreement, (viii) rights of Tenants, as tenants only, under the Leases, including any new Lease entered into after the Effective Date in accordance with the terms of this Agreement, (ix) any exceptions caused by or resulting from the acts or agreements of Buyer or its Affiliates or any of their agents, representatives or employees, (x) such other exceptions as the Title Insurer shall commit to insure over (including pursuant to an endorsement) without any additional cost or liability to Buyer, whether such insurance is made available in consideration of payment, bonding, indemnity of Seller or otherwise, or made pursuant to an endorsement to the Title Policy, (xi) any title exception created pursuant to a Lease by a Tenant or pursuant to a Lease or otherwise that is to be discharged by or is otherwise the responsibility of a tenant, subtenant or occupant of the Property, including, without limitation, any construction or mechanics liens arising by or through the Tenants affecting any Property, notices of commencement or similar filings filed in connection with tenant improvements, capital expenditures work or Landlord work, and (xii) easements and laws, regulations, resolutions or ordinances, including, without limitation, building, zoning and environmental protection, as to the use, occupancy, subdivision, development, conversion or redevelopment of any Property currently or hereinafter imposed by any Governmental Authority.
(qq)
“Person” means any natural person, partnership, corporation, limited liability company and any other form of business or legal entity.

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(rr)
“Personalty” has the meaning ascribed to such term in the definition of Property.
(ss)
“Property” and “Properties” shall mean, individually or collectively, as the context may require, other than Excluded Assets, (a) those certain real properties commonly known as 3929 Westpoint Blvd., Winston Salem, North Carolina, and 2598 Empire Drive, Winston Salem, North Carolina, being legally described on Exhibit A attached hereto and incorporated herein by this reference (collectively, the “Real Property”), together with all buildings, facilities and other improvements located thereon (collectively, the “Improvements”); (b) all right, title and interest of Seller under the Leases; (c) all right, title and interest of Seller in all machinery, furniture, equipment and items of personal property of Seller attached or appurtenant to, located on or used in the ownership, use, operation or maintenance of the Property or the Improvements, if any (collectively, the “Personalty”); (d) all easements, licenses, rights and appurtenances relating to any of the foregoing; and (e) all right, title and interest of Seller in and to any warranties, tradenames, logos (including any federal or state trademark or tradename registrations), or other identifying name or mark now used in connection with the Real Property and/or the Improvements, and not any other property owned by Seller or its Affiliates (the “Intangible Property”).
(tt)
“Purchase Price” shall have the meaning ascribed to such term in Section 1 hereof.
(uu)
“Real Property” has the meaning ascribed to such term in the definition of Property.
(vv)
“Rents” has the meaning ascribed to such term in Section 5(a)(i)(1) hereof.
(ww)
“Representation Claim” has the meaning ascribed to such term in Section 15(d) hereof.
(xx)
“Required Tenants” shall mean, collectively, Tenants that, in the aggregate, represent at least ninety percent (90%) of the Total Non-Affiliated Square Footage (as hereinafter defined). For purposes herein, the “Total Non-Affiliated Square Footage” means the total aggregate leased square footage of the Improvements excluding all areas of the Improvements that are leased to (or otherwise occupied by) Buyer or any Affiliate of Buyer.
(yy)
“Seller Estoppel Certificate” has the meaning ascribed to such term in Section 13 hereof.
(zz)
“Seller Releasees” has the meaning ascribed to such term in Section 18 hereof.
(aaa)
“Seller’s Actual Reimbursable Tenant Expenses” has the meaning ascribed to such term in Section 5(a)(i)(3) hereof.
(bbb)
“Seller’s Actual Tenant Reimbursements” has the meaning ascribed to such term in Section 5(a)(i)(3) hereof.
(ccc)
“Seller’s Broker” shall mean Cushman & Wakefield.
(ddd)
“Seller’s Leasing Costs” has the meaning ascribed to such term in Section 5(b) hereof.

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(eee)
“Seller’s Notice Address” shall be as follows, except as same may be changed pursuant to the Notice section herein:

Blackstone Real Estate Advisors L.P.

345 Park Avenue

New York, New York 10154

Attn: Head, U.S. Asset Management; General Counsel

Email: realestatenotices@blackstone.com

and

c/o Link Logistics Real Estate LLC
602 W. Office Center Dr.; Suite 200
Fort Washington, PA 19034
Attn: General Counsel
Email: Legaldistribution@liprop.com

With a copy to:

Barack Ferrazzano Kirschbaum & Nagelberg LLP

200 W. Madison St., Suite 3900

Chicago, Illinois 60606

Attention: Jeff Davidson, Esq.

E-Mail: jeff.davidson@bfkn.com

(fff)
“Seller’s Reconciliation Statement” has the meaning ascribed to such term in Section 5(a)(i)(3) hereof.
(ggg)
“Survey” shall mean, individually for each Property or collectively for all Properties as the context may required, those certain surveys to be obtained by Buyer.
(hhh)
“Survival Period” has the meaning ascribed to such term in Section 15(c) hereof.
(iii)
“Tenant” and “Tenants” shall mean, individually or collectively, as the context may require, any Person leasing, using or occupying the Real Property or Improvements or any portion thereof pursuant to a Lease.
(jjj)
“Tenant Estoppel Certificate” has the meaning ascribed to such term in Section 13 hereof.
(kkk)
“Threshold Amount” has the meaning ascribed to such term in Section 15(c) hereof.
(lll)
“Title Insurer” shall mean Escrow Agent.
(mmm)
“Title Policy” shall mean, individually for each Property or collectively for all Properties as the context may require, an ALTA owner’s title insurance policy, or irrevocable and unconditional commitment to issue the same, in the amount of the Purchase Price, insuring, or committing to insure title in fee simple to the Real Property subject only to the Permitted Exceptions.

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(nnn)
“Title Report” shall mean, individually for each Property or collectively for all Properties as the context may require, those certain title reports to be obtained by Buyer.
(ooo)
“Violations” has the meaning ascribed to such term in Section 6(e) hereof.
Section 3.
Sale of Property and Exclusion of Assets

.

(a)
Sale of Property. Subject to the terms of this Agreement, Seller agrees to sell, and Buyer agrees to purchase, the Property for the Purchase Price (subject to the adjustments, prorations and credits provided for in this Agreement). TIME SHALL BE OF THE ESSENCE WITH RESPECT TO BUYER’S AND SELLER’S OBLIGATIONS UNDER THIS AGREEMENT (subject to such adjournments of the Closing Date as are expressly permitted by this Agreement).
(b)
Exclusion of Assets. Notwithstanding anything to the contrary contained in this Agreement, it is expressly agreed by the parties hereto that the following items are expressly excluded from the assets to be sold to Buyer (collectively, the “Excluded Assets”):
(1)
Cash. All cash on hand or on deposit in any house bank, operating account or other account maintained in connection with the ownership, operation or management of the Property or any assets (subject to the terms and conditions of this Agreement with respect to any prepaid rent actually received by Seller and tenant security deposits actually held by Seller, if any);
(2)
Third Party Property. Any personal property, equipment, artwork, trademarks or other intellectual property or other assets which are (A) owned or leased by (x) the supplier or vendor under any Contract, (y) Tenants or (z) Seller’s property manager of the Property or (B) leased by Seller (including from any Affiliates);
(3)
Insurance Claims. Any insurance claims or proceeds arising out of or relating to events that occur prior to the Closing Date subject to the terms of Section 16;
(4)
Claims Against Former Tenants. Any claims or proceeds arising out of or relating to claims of Seller against any other former tenants or occupants of any portion of the Property; and
(5)
Additional Reserved Seller Assets. Any proprietary or confidential materials (including any materials relating to the background or financial condition of a present or prior direct or indirect partner or member of Seller), the internal books and records of Seller relating, for example, to contributions and distributions prior to the Closing, any software, the names “BX”, “Blackstone”, “GPT”, “GPT Operating Partnership LP”, “Gramercy Property Trust”, “Revantage”, “Gateway”, “Link Industrial Properties”, “LIPROP”, “Link Logistics”, “Link”, “Link360” and any derivations thereof, and any trademarks, service marks, trade names, brand

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marks, brand names, domain names, social media identifiers or sites (including, but not limited to, Facebook, Instagram, Twitter or Snapchat) trade dress or logos relating thereto, any development bonds, letters of credit or other collateral held by or posted with any Governmental Authority or other third party with respect to any improvement, subdivision or development obligations concerning the Property or any other real property, and any other intangible property that is not used exclusively in connection with the Property; provided, however, Buyer shall have fifteen (15) days following the Closing Date to remove, replace or take down any interior or exterior signage that includes any of the foregoing names or marks failing which Seller may remove such portion of the signage at Buyer’s expense upon ten (10) days prior written notice. The provisions of this Section shall survive the Closing without limitation.
(6)
Adjacent Property. Any property that is not solely and directly related to the Real Property, it being acknowledged and agreed that Seller may own other property adjacent (or in proximity) to the Real Property.
(c)
This Agreement is intended to be a single unitary agreement. Seller is required to sell all of the Property to Buyer pursuant to the terms and provisions of this Agreement, and Buyer is required to purchase all of the Property from Seller pursuant to the terms and provisions of this Agreement.
(d)
At Closing, subject to the terms of this Agreement, Seller agrees to convey to Buyer title to the Property as described in the Deed, subject only to the Permitted Exceptions.
Section 4.
Payment of Purchase Price

.

(a)
Purchase Price. Buyer shall pay the Purchase Price to Seller in accordance with all the terms and conditions of this Agreement. Seller and Buyer hereby agree that the Purchase Price shall be allocated among the Properties in accordance with the Allocated Property Values.
(b)
Earnest Money. The Initial Earnest Money shall be delivered by Buyer to Escrow Agent within two (2) Business Days after the execution and delivery to both parties of this Agreement, failing which, at Seller’s election delivered to Buyer in writing prior to the actual deposit of such amount by Buyer, this Agreement shall be deemed null and void and of no further force or effect. Unless this Agreement is otherwise terminated by Buyer pursuant to Section 6(c) herein, the Additional Earnest Money shall be delivered by Buyer to Escrow Agent within two (2) Business Days after the expiration of the Examination Period, failing which, at Seller’s election delivered to Buyer in writing prior to the actual deposit of such amount by Buyer, this Agreement shall be deemed null and void and of no further force or effect, and the Initial Earnest Money shall be forfeited by Buyer and retained by Seller. The Earnest Money shall be deposited by Buyer in escrow with Escrow Agent, to be applied as part payment of the Purchase Price at the time the sale is closed, or disbursed as agreed upon in accordance with the terms of this Agreement. The Earnest Money shall be non-refundable to Buyer except as expressly provided in this Agreement.

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(c)
A portion of the Earnest Money deposited by Buyer pursuant to Section 4(b) in the amount of ONE HUNDRED DOLLARS ($100) (the “Independent Consideration”) shall be earned by Seller upon execution and delivery of this Agreement by Seller and Buyer. Seller and Buyer hereby mutually acknowledge and agree that the Independent Consideration represents adequate bargained for consideration for Seller’s execution and delivery of this Agreement and Buyer’s right to have inspected the Property pursuant to the terms of this Agreement. The Independent Consideration is in addition to and independent of any other consideration or payment provided for in this Agreement and is nonrefundable in all events. Upon the Closing or the termination of this Agreement, the Independent Consideration shall be paid to Seller.
Section 5.
Proration of Income and Expenses and Payment of Costs and Recording Fees

.

(a)
Proration of Income and Expenses. Unless otherwise provided below, the following are to be adjusted and prorated between Seller and Buyer on a cash basis as of 12:01 A.M. on the Closing Date, based upon a 365-day year, with Buyer being deemed to be the owner of the Property during the entire day of the Closing Date and being entitled to receive all operating income of the Property, and being obligated to pay all operating expenses of the Property beginning on and following the Closing Date and the net amount thereof under this Section 5 shall be added to (if such net amount is in Seller’s favor) or deducted from (if such net amount is in Buyer’s favor) the Purchase Price payable at Closing. Seller shall deliver to Buyer Seller’s adjustments and prorations no later than seven (7) Business Days prior to the Closing Date for Buyer to review and approve. Buyer and Seller shall agree upon the prorations no later than three (3) Business Days prior to the Closing Date. In the event that either (i) Buyer does not respond to Seller’s proposed prorations and adjustments or (ii) Seller and Buyer are unable to agree on the prorations and adjustments at least three (3) Business Days prior to the Closing Date, then Seller’s proposed prorations and adjustments shall govern the line items that Seller and Buyer have not been able to agree upon, and the parties shall re-adjust as set forth in Section (d) hereof:
(i)
Base Rents and Additional Rents.
(1)
Prorations of Rents; Delinquent Rents. All base rents (collectively, “Base Rents”) and Additional Rent (as hereinafter defined) (Base Rents and Additional Rent being together referred to herein as “Rents”) paid by Tenants in connection with their Leases, security deposits (except as hereinafter provided) and other tenant charges shall be prorated as provided in this Section 5. Seller shall deliver or provide a credit in an amount equal to all prepaid Rents known to apply to the period from and after the Closing Date to Buyer on the Closing Date. Rents that are delinquent (or payable but unpaid) as of the Closing Date shall not be prorated on the Closing Date. Rather, Buyer shall cause any such delinquent rent (or payable but unpaid rent) for the period prior to Closing to be remitted to Seller if, as and when collected, and Buyer shall use commercially reasonable efforts to collect the same in the ordinary course of Buyer’s operations. To the extent Buyer receives payment of Rents (or income in connection with other tenant charges) on or after the Closing Date, such payments shall be applied first toward the Rent (or other tenant charge) for the month in which the Closing occurs, then to the Rent (or

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other tenant charges) owed to Buyer in connection with the applicable Lease or other document for which such payments are received, and then to any rents (or other tenant charges) owed to Seller, which shall be promptly delivered by Buyer to Seller; provided, however, that any year-end or similar reconciliation payment shall be allocated as hereinafter provided. Buyer may not waive any delinquent (or unpaid) rents or modify a Lease so as to reduce or otherwise affect amounts owed thereunder for any period in which Seller is entitled to receive a share of charges or amounts without first obtaining Seller’s written consent. With respect to delinquent or other uncollected Rents and any other amounts or other rights of any kind respecting tenants who are no longer tenants of the Property as of the Closing Date, Seller shall retain all of the rights relating thereto. The term “Additional Rent” shall mean amounts payable under any Lease (A) to reimburse or pay landlord for so-called common area maintenance or “CAM” charges and management fees, (B) to reimburse landlord for real estate taxes, utilities, association fees, operating expenses, capital improvements, labor costs or cost of living or porter’s wages, insurance or other expenses of the Property, or (C) that are otherwise in addition to Base Rent.
(2)
Security Deposits. Seller shall deliver or provide a credit in an amount equal to all refundable cash security deposits (to the extent the foregoing were made by Tenants and are not applied in accordance with this Agreement or forfeited prior to the Closing) to Buyer on the Closing Date. A list of the unapplied tenant security deposits held by Seller under the Leases as of the Effective Date is set forth on Schedule 5(a).
(3)
Tenant Reconciliations – Year of Closing. Seller shall determine the amounts referenced in such clauses (A) and (B) of the definition of “Additional Rent” actually paid or incurred by Seller with respect to the portion of the year of Closing during which Seller owned the Property (“Seller’s Actual Reimbursable Tenant Expenses”) and the Additional Rent for such actually paid to Seller by Tenants (including as estimated expense payments) with respect to the portion of the year of Closing during which Seller owned the Property (“Seller’s Actual Tenant Reimbursements”). On or before the date that is ninety (90) days after the Closing Date, Seller shall deliver to Buyer a reconciliation statement (“Seller’s Reconciliation Statement”) setting forth (i) Seller’s Actual Reimbursable Tenant Expenses, (ii) Seller’s Actual Tenant Reimbursements, and (iii) a calculation of the difference, if any, between the two (i.e., establishing that Seller’s Actual Reimbursable Tenant Expenses were either more or less than or equal to Seller’s Actual Tenant Reimbursements). Any amount due Seller pursuant to the foregoing calculation (in the event Seller’s Actual Tenant Reimbursements are less than Seller’s Actual Reimbursable Tenant Expenses) or Buyer (in the event Seller’s Actual Tenant Reimbursements are more than Seller’s Actual Reimbursable Tenant Expenses), as the case may be, shall be paid by Buyer to Seller or by Seller to Buyer, as the case may be, within thirty (30) days after delivery of Seller’s Reconciliation Statement to Buyer, and Buyer shall be responsible for any amounts for such reconciliation period that are owed to any Tenants. If Buyer has directly or indirectly transferred

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its interest in any part of the Property to a successor-in-interest or assignee prior to such date, then, on or before the transfer of such interest, Buyer shall (i) in writing expressly obligate such successor-in-interest or assignee to be bound by the provisions of this Section 5(a)(i)(3), and (ii) deliver written notice of such transfer to Seller, and thereafter Seller shall make the deliveries specified above with respect to the Property to Buyer’s successor-in-interest or assignee. Seller’s Reconciliation Statement shall be final and binding for purposes of this Agreement.
(4)
Tenant Reconciliations – Years Prior to Closing. Seller shall be responsible for the reconciliation with Tenants of Additional Rent and Tenant reimbursements thereof for any calendar year prior to the year in which the Closing takes place. If the amount of Tenant reimbursements collected by Seller for such prior years is less than the amount of costs paid by Seller for such period in connection with the expenses used to calculate the Additional Rent (or less than the amount that Seller is entitled to recover under the terms of the Leases), then Seller shall be entitled to bill such Tenants directly and collect and retain any such amounts due from Tenants. If the amount of Tenant reimbursements collected by Seller for such prior calendar year exceeds the amount of costs paid by Seller with respect to such period (or the amount that Seller is entitled to recover under the terms of the Leases), then, to the extent required under the terms of the Leases, Seller shall remit such excess amounts to the applicable Tenants. In connection with the foregoing, Seller shall be permitted to make and retain copies of all Leases and all billings concerning Tenant reimbursements for such prior years, and Buyer covenants and agrees to provide Seller with information reasonably requested by Seller pertaining to such Tenant reimbursements (and/or otherwise relating to this Section 5), and to otherwise reasonably cooperate with Seller (at no material out-of-pocket cost to Buyer) for the purpose of enabling Seller to adequately respond to any claim by Tenants with respect to Tenant reimbursements previously paid by such Tenants.
(5)
Intentionally Omitted.
(6)
Survival. The provisions of this Section 5(a)(i) shall survive the Closing.
(ii)
Taxes. All real estate and personal property taxes and assessments with respect to the Property (other than any such taxes or assessments which are payable by Tenants as Additional Rent to landlord pursuant to such Tenants’ Leases, for which no adjustment shall be made) shall be prorated for the current year on a cash basis between Seller and Buyer as of the Closing Date, with the maximum discount allowed by applicable law (on the basis of the actual number of days elapsed over the applicable period). In no event shall Seller be charged with or be responsible for any increase in the taxes on the Property resulting from the sale of the Property contemplated by this Agreement or following Closing, any change in use of the Property on or after the Closing Date, or any improvements made or leases entered into on or after the Closing Date. If any taxes or assessments on the Property covered by this paragraph are payable in installments, then the installment allocable to the period in which the Closing occurs shall be prorated as of the Closing Date (with Buyer being obligated to pay that portion of such installment

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attributable to the period on and after the Closing Date, as well as all installments coming due on or after the Closing Date). If Closing shall occur before the actual taxes and assessments payable during the year in which Closing occurs are known, the apportionment of taxes and assessments covered by this paragraph shall be upon the basis of taxes for the Property payable during the immediately preceding tax year, calculated using the maximum discount allowed by law; provided, however, that, if the taxes and assessments covered by this paragraph payable during the year in which Closing occurs are thereafter determined to be more or less than the taxes payable during the preceding year, Seller and Buyer shall promptly (but no later than December 31 of the year of the Closing) adjust the proration of such taxes and assessments, and Seller or Buyer, as the case may be, shall pay to the other any amount required as a result of such adjustment; this covenant shall survive the Closing until December 31 of the year of Closing.
(iii)
Water and Sewer Charges. Water rates, water meter charges, sewer rents and vault charges, if any (other than any such charges, rates or rents which are payable by Tenants as Additional Rent to landlord pursuant to such Tenants’ Leases, for which no adjustment shall be made), shall be adjusted and prorated on the basis of the fiscal period for which assessed. If there is a water meter, or meters, on the Property, Seller agrees to use commercially reasonable efforts to, at the Closing, furnish a reading of same to a date not more than thirty (30) days prior to the Closing and the unfixed meter charges and the unfixed sewer rent thereon for the time intervening from the date of the last reading (other than any such charges, rates or rents which are payable by Tenants directly or indirectly by reimbursement to Landlord pursuant to such Tenants’ Leases, for which no adjustment shall be made) shall be apportioned on the basis of such last reading, and shall be appropriately readjusted after the Closing on the basis of the next subsequent bills. Unmetered water charges shall be apportioned on the basis of the charges therefor for the same period of the preceding calendar year, but applying the current rate thereto.
(iv)
Utility Charges. Buyer shall transfer all utilities at the Property to its name as of the Closing Date, and where necessary, post deposits with the utility companies. Seller shall be entitled to recover any and all deposits held by any utility company as of the Closing Date; provided that if any such deposit is transferred to Buyer at Closing, Seller shall receive a credit at Closing in the amount of the deposit so transferred. Seller shall have the right to terminate any utilities in its name as of twenty four (24) hours after the Closing.
(v)
Third Party Report Costs. Subject to the terms of the Access Agreement, Buyer shall be responsible for procuring, at its sole cost and expense, the Survey, zoning report, Title Reports, any Phase I environmental site assessments, property condition assessments and any other reports for the Property; provided however, that except for the Survey, zoning report and Title Reports and as otherwise expressly set forth in this Agreement, Buyer shall not be obligated to reimburse Seller for third party reports provided by or obtained by Seller in connection with this Agreement.
(vi)
Miscellaneous Revenues. Revenues, if any, arising out of parking, vending machines, or other income‑producing agreements shall be adjusted and prorated between Buyer and Seller as of the Closing.

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(vii)
Miscellaneous. If applicable, all owner’s association or similar fees and assessments (other than any such fees or assessments which are payable by Tenants directly or indirectly by reimbursement to Landlord pursuant to such Tenants’ Leases, for which no adjustment shall be made) due and payable with respect to the Property with respect to the year in which the Closing occurs shall be adjusted and prorated based on the periods of ownership by Seller and Buyer during such year.
(viii)
Tenant Obligations. Notwithstanding anything herein to the contrary, there shall be no proration or credit in favor of Buyer for taxes, utilities or other operating expenses or amounts to the extent a Tenant pays or is obligated under its Lease to pay the same directly to the applicable third party, including, without limitation, the applicable service provider and/or Governmental Authority entitled to payment, or indirectly by way of reimbursement to Landlord of the expenses.
(b)
Leasing Costs. Seller shall be responsible for only those Leasing Costs that are payable by reason of (i) the execution of a Lease in existence prior to the Effective Date (an “Existing Lease”), (ii) the renewal, extension, expansion of, or the exercise of any other option under, an Existing Lease, prior to the Effective Date, and (iii) amendments of an Existing Lease entered into prior to the Effective Date, in each case, only as set forth on Schedule 5(b) (collectively, “Seller’s Leasing Costs”). Buyer shall assume the economic effect of any “free rent” or other concessions pertaining to the period from and after the Closing Date, and Buyer shall not receive a credit to the Purchase Price from Seller with respect to any “free rent” or other concessions. Seller shall credit Buyer at Closing all of Seller’s Leasing Costs that remain unpaid or outstanding as of the Closing Date (the “Outstanding Leasing Costs Credit”) and, subject to the reimbursement obligations set forth above, Seller shall pay (or cause to be paid) when due all Leasing Costs payable after the Effective Date and prior to Closing.
(c)
Intentionally Omitted.
(d)
Intentionally Omitted.
(e)
Re-Adjustment. In the event any prorations or apportionments made under this Section 5 shall prove to be incorrect for any reason, then any party shall be entitled to an adjustment to correct the same. Any item that cannot be finally prorated because of the unavailability of information shall be tentatively prorated on the basis of the best data then available and reprorated when the information is available. Notwithstanding anything to the contrary set forth herein, all reprorations contemplated by this Agreement shall be completed within six (6) months after Closing (subject to extension solely as necessary due to the unavailability of final information but in no event to exceed 18 months after Closing). The obligations of Seller and Buyer under this Section 5(e) shall survive the Closing.
(f)
Transaction Costs. Buyer and Seller agree to comply with all real estate transfer and recordation tax laws applicable to the sale of the Property. At Closing, Seller shall pay or cause to be paid the transaction costs allocated to Seller on Schedule 5(f). At Closing, Buyer shall pay (i) all fees, costs or expenses in connection with Buyer’s due diligence reviews and analyses hereunder, (ii) the cost of the Survey and/or any update thereto or recertification thereof, as applicable and (iii) the transaction costs allocated to Buyer on Schedule 5(f). Any other transaction costs shall be paid by Buyer and Seller, as applicable, in accordance with local custom for the Property. Seller and Buyer shall pay their

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respective shares of prorations as herein provided. Except as otherwise expressly provided in this Agreement, each party shall pay the fees of its own attorneys, accountants and other professionals.
Section 6.
Examination of Property

. Seller and Buyer hereby agree as follows:

(a)
Title Examination.
(i)
During Examination Period. Buyer shall furnish to Seller no later than five (5) Business Days prior to the expiration of the Examination Period a written notice (the “Objection Notice”) specifying any defects in title set forth in the Title Report or on the Survey or any other matter that would be disclosed by a current, accurate survey of the Real Property and Improvements (the “Objections”), and any such defect that Buyer fails to timely raise as an Objection pursuant to this paragraph shall be conclusively deemed waived by Buyer and shall be considered a Permitted Exception. Seller may notify Buyer within three (3) Business Days after receipt of the Objections whether Seller will cure the Objections. If Seller does not respond within said three (3) Business Day period, Seller shall be deemed to have elected to not cure the Objections. If Seller does not agree (or is deemed to not agree) to cure the Objections, Buyer shall have the right, by written notice given to Seller and Title Insurer within two (2) Business Days after receipt of Seller’s notice (or within two (2) Business Days after the expiration of Seller’s three (3) Business Day response period, if Seller does not respond, but in no event later than the expiration of the Examination Period), to terminate this Agreement and obtain a refund of the Earnest Money. Subject to the termination right set forth in Section 6(c), if Buyer either (a) fails to elect to terminate this Agreement by written notice given to Seller within said period or (b) sends written notice waiving the Objections, then Buyer shall be conclusively deemed to have elected to waive the Objections and close title in accordance with this Agreement, and without any abatement or reduction of the Purchase Price, and such Objections shall constitute Permitted Exceptions. If Buyer elects to terminate this Agreement by written notice given to Seller within such period, the Earnest Money shall be returned to Buyer, and upon such return, except as expressly provided herein, this Agreement and all rights and obligations of the respective parties hereunder shall be null and void. Buyer shall conclusively be deemed to have waived its right to object to any defect set forth in the aforesaid Title Report and Survey (or any other matter that would be disclosed by a current, accurate survey of the Real Property and Improvements) and accepted the same as Permitted Exceptions, to the extent Buyer fails to deliver an Objection Notice to Seller prior to the date that is five (5) Business Days prior to the expiration of the Examination Period identifying such defect or other matter as an Objection under such Objection Notice.
(ii)
Following Examination Period. If at any time after the expiration of the Examination Period, any update to a Title Report discloses any additional item which (i) was not disclosed on any version of or update to a Title Report or Survey (or any other matter that would be disclosed by a current, accurate survey of the Real Property and Improvements as of the end of the Examination Period) delivered to Buyer during the Examination Period, (ii) is not a Permitted Exception and (iii) has a material adverse effect on the ownership, use or operation of the

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Property (the “New Exception”), then Buyer shall have a period of five (5) Business Days from the date of its receipt of such update (the “New Exception Review Period”) to review and notify Seller in writing of Buyer’s approval or disapproval of the New Exception. If Buyer disapproves of the New Exception, Seller may, in its sole discretion, notify Buyer as to whether it is willing to cure the New Exception. If Seller fails to deliver a notice to Buyer within five (5) Business Days after the expiration of the New Exception Review Period, Seller shall be deemed to have elected not to cure the New Exception. If Seller elects not to cure the New Exception (or is deemed to have elected not to cure), Buyer may, as its exclusive remedy, elect either: (a) to terminate this Agreement by written notice given to Seller within one (1) Business Day after receipt of Seller’s notice (or within one (1) Business Day after the expiration of Seller’s three (3) Business Day period, if Seller does not respond), but in no event later than the Closing Date, and obtain a refund of the Earnest Money, and upon such refund, except as expressly provided herein, this Agreement and all rights and obligations of the respective parties hereunder shall be null and void, or (b) to waive the New Exception and proceed with the transactions contemplated by this Agreement without any reduction in the Purchase Price, in which event such New Exception shall be a Permitted Exception. If Buyer fails to timely notify Seller of its election to terminate this Agreement in accordance with the foregoing sentence within three (3) Business Days after the New Exception Review Period, Buyer shall be deemed to have elected to approve and irrevocably waive any objections to the New Exception.
(iii)
Mandatory Cure Liens. Notwithstanding the foregoing, Seller shall be obligated at Closing to cause the release or discharge of (i) any lien encumbering the Property and voluntarily created by Seller after the Effective Date that was not a Permitted Exception as of the expiration of the Examination Period and (ii) any lien securing a mortgage or deed of trust entered into by Seller (each, a “Mandatory Cure Lien”). Seller shall have the right to adjourn the Closing Date up to thirty (30) calendar days in order to cause Title Insurer (or, if Title Insurer is unwilling or unable to do so, any other nationally recognized title insurance company) to issue the Title Policy to Buyer without exception for any Mandatory Cure Lien other than a Mandatory Cure Lien securing any existing mortgage or deed of trust for financing obtained or assumed by Seller or its Affiliate that encumbers all or any portion of the Property as of the Effective Date. In the event such Mandatory Cure Lien is bonded over by Seller or others at or prior to the Closing or if Seller causes it to be omitted from the Title Policy (or is otherwise insured over by the Title Insurer), then Seller shall be deemed to have satisfied the provisions of this sentence and caused the release of such Mandatory Cure Lien. The parties acknowledge and agree that Seller shall have the right to apply or cause Escrow Agent to apply all or any portion of the Purchase Price to cause the release of any Mandatory Cure Lien. Except as expressly set forth in this Section 6(a), nothing contained in this Agreement shall be deemed to require Seller to take or bring any action or proceeding or any other steps to remove any title exception or to expend any moneys therefor, nor shall Buyer have any right of action against Seller, at law or in equity, for Seller’s inability to convey its interest in the Property subject only to the Permitted Exceptions.
(b)
Due Diligence. Seller and an Affiliate of Buyer (“Buyer Access Affiliate”) are parties to that certain Access Agreement dated as of October 1, 2024 (the “Access Agreement”),

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the terms of which are incorporated herein by reference (and made subject to the terms and conditions set forth herein); provided however, that effective as of the Effective Date, Buyer hereby assumes all duties, liabilities and obligations of Buyer Access Affiliate accruing (and that have accrued) under the Access Agreement from and after the effective date of the Access Agreement. For the avoidance of doubt, the Access Agreement shall remain in full force and effect and shall be co-terminus with the Closing or earlier termination of this Agreement notwithstanding any provision of the Access Agreement to the contrary.
(c)
Termination Right. Buyer shall have the unconditional right until the expiration of the Examination Period to terminate this Agreement, for any reason or no reason, by either (a) giving written notice thereof (a “Termination Notice”) to Seller prior to the expiration of the Examination Period, or (b) failing to provide Seller with a written notice prior to the expiration of the Examination Period that Seller will proceed with the acquisition hereby contemplated (such notice, the “Notice to Proceed”), in which event this Agreement shall terminate, Buyer shall receive a refund of the Earnest Money, and all rights, liabilities and obligations of the parties under this Agreement shall expire, except as otherwise set forth herein. If Buyer delivers a Notice to Proceed to Seller prior to the expiration of the Examination Period, Buyer conclusively shall be deemed to have waived its right to terminate this Agreement pursuant to this Section 6(c). Buyer hereby agrees that in the event Buyer delivers a Notice to Proceed, the same shall constitute an acknowledgment that Seller has given Buyer adequate opportunity to consider, inspect and review to its satisfaction the physical, environmental, economic and legal condition of the Properties. Notwithstanding the foregoing or anything in this Agreement to the contrary, Buyer is hereby deemed to have timely and properly delivered a Notice to Proceed to Seller prior to the expiration of the Examination Period (and Buyer is hereby deemed to have not delivered a Termination Notice to Seller prior to the expiration of the Examination Period).
(d)
Contracts. Except for those Contracts which are assignable and which Buyer informs Seller prior to the expiration of the Examination Period that Buyer elects to assume at Closing, Seller shall deliver a notice of termination with respect to all Contracts, or remove the Property from coverage by the Contracts, on or before the Closing Date at Seller’s sole cost and expense.
(e)
Violations. Except as expressly set forth in Section 6(a), nothing contained in this Agreement shall be deemed to require Seller to take or bring any action or proceeding or any other steps to remove any title exception or to expend any moneys therefor, nor shall Buyer have any right of action against Seller, at law or in equity, for Seller’s inability to convey its interest in the Property subject only to the Permitted Exceptions. Buyer agrees to purchase Seller’s interest in the Property subject to any and all violations and non-compliance of any applicable laws, regulations or ordinances (including, without limitation, any applicable zoning, building or development codes or any open or expired building permits) (individually or collectively, “Violations”), or any condition or state of repair or disrepair or other matter or thing, whether or not noted, which, if noted, would result in any Violation being placed on the Property, in each case, without any abatement of or credit against the Purchase Price.
Section 7.
Earnest Money Disbursement

.

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The Earnest Money shall be held by the Escrow Agent, in trust, and disposed of only in accordance with the following provisions:

(a)
The Escrow Agent shall invest the Earnest Money in a money market account reasonably satisfactory to Buyer at Buyer’s sole cost and expense, shall not commingle the Earnest Money with any funds of the Escrow Agent or others, and shall promptly provide Buyer with confirmation of the investments made.
(b)
If the Closing occurs, the Escrow Agent shall deliver the Earnest Money to Seller upon the Closing. Subject to the last sentence of this clause (b), if for any reason the Closing does not occur and either party makes a written demand (the “Demand”) upon the Escrow Agent for payment of the Earnest Money to it, the Escrow Agent shall give written notice to the other party of the Demand within one (1) Business Day after receipt of the Demand. If the Escrow Agent does not receive a written objection from the other party to the proposed payment within five (5) Business Days after the giving of such notice by Escrow Agent, the Escrow Agent is hereby authorized to make the payment set forth in the Demand. If the Escrow Agent does receive such written objection within such period, the Escrow Agent shall continue to hold such amount until otherwise directed by written instructions signed by Seller and Buyer or a final judgment of a court.
(c)
The parties acknowledge that the Escrow Agent is acting solely as a stakeholder at their request and for their convenience, that the Escrow Agent shall not be deemed to be the agent of either of the parties, and that the Escrow Agent shall not be liable to either of the parties for any action or omission on its part taken or made in good faith, and not in disregard of this Agreement, but shall be liable for its grossly negligent acts and for any liabilities (including reasonable attorneys’ fees, expenses and disbursements) incurred by Seller or Buyer resulting from the Escrow Agent’s mistake of law respecting the Escrow Agent scope or nature of its duties. Seller and Buyer shall jointly and severally indemnify and hold the Escrow Agent harmless from and against all liabilities (including reasonable attorneys’ fees, expenses and disbursements) incurred in connection with the performance of the Escrow Agent’s duties hereunder, except with respect to actions or omissions taken or made by the Escrow Agent in bad faith, in disregard of this Agreement or involving gross negligence on the part of the Escrow Agent. The Escrow Agent has executed this Agreement in the place indicated on the signature page hereof in order to confirm that the Escrow Agent has received and shall hold the Earnest Money in escrow and shall disburse the Earnest Money pursuant to the provisions of this Section 7.
Section 8.
Seller’s Representations

. Seller represents and warrants to Buyer the following are true and correct as of the Effective Date and will be true and correct in all material respects as of the Closing Date (unless such representation or warranty is made on and as of a specific date, in which case it shall be true and correct only as of such specific date):

(a)
Organization and Authorization. Seller is duly organized (or formed), validly existing and in good standing under the laws of its state of organization, and to the extent required by law, the State in which the Property is located. Seller is authorized to consummate the transaction set forth herein and fulfill all of its respective obligations hereunder and under all closing documents to be executed by Seller, and has all necessary power to execute and deliver this Agreement and all closing documents to be executed by Seller, and to perform all of Seller’s obligations hereunder and thereunder;

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(b)
No Conflicts. Neither the execution and delivery of this Agreement and all closing documents to be executed by Seller, nor the performance of the obligations of Seller hereunder or thereunder will result in the violation of any law or any provision of the organizational documents of or will conflict with any order or decree of any court or governmental instrumentality of any nature by which Seller is bound;
(c)
FIRPTA. Seller is not a “foreign person” under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) and upon consummation of the transaction contemplated hereby, Buyer will not be required to withhold from the Purchase Price any withholding tax;
(d)
Litigation. As of the Effective Date, Seller (i) has not received any written notice of and does not have actual knowledge of any current or pending material litigation against Seller or the Property, and (ii) does not have actual knowledge of any current or pending litigation that will have a material adverse effect on Seller or the Property (it being acknowledged that any litigation covered by insurance shall be deemed to not have a material adverse effect on Seller or the Property);
(e)
Leases. With respect to the Leases, as of the Effective Date, to Seller’s knowledge: (i) Seller has delivered to Buyer, as part of the Asset File, true, correct and complete copies of the Leases in Seller’s possession; (ii) the Leases are in full force and effect; and (iii) Seller has not delivered or received written notice of any defaults under the Leases that remain uncured.
(f)
Material Contracts. As of the Effective Date, Seller is not a party to any Material Contract;
(g)
Condemnation. As of the Effective Date, Seller has no knowledge of any pending or threatened condemnation proceedings affecting the Property, and Seller has not received any written notice that there is any pending or threatened condemnation of all or any part of the Property;
(h)
Employees. There are no employees of Seller engaged in the operation or maintenance of the Property;
(i)
Bankruptcy. No petition has been filed by or against Seller under the Federal Bankruptcy Code or any similar State or Federal law; and
(j)
Anti-Money Laundering, Anti-Terrorism, and OFAC.
(i)
Neither Seller nor, to Seller’s knowledge, any of its subsidiaries, officers, directors, employees or agents, (1) is the target of any economic sanctions administered by the United States Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the United States Department of State, or any other applicable economic sanctions authority; or (2) is acting directly or indirectly on behalf of, or is knowingly providing assistance, support, sponsorship, or services of any kind to, terrorists, terrorist organizations, or narcotics traffickers, including those persons or entities that appear on the Annex to the Executive Order, or are included on any Government Lists. “Government List” shall mean any of (i) the Denied Persons List and the Entities List maintained by the United States Department of Commerce, (ii) the Specially Designated Nationals and Blocked Persons List, the Sectoral Sanctions Identifications List, and the Foreign Sanctions Evaders List

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maintained by OFAC, and (iii) the Foreign Terrorist Organizations List and Debarred Parties List maintained by the United States Department of State. “Governmental Authority” shall mean any federal, state or local government or other political subdivision thereof, including, without limitation, any agency or entity exercising executive, legislative, judicial, regulatory or administrative governmental powers or functions, in each case to the extent the same has jurisdiction over the person, entity or property in question.
(ii)
Neither Seller, nor, to Seller’s knowledge, any of its subsidiaries, officers, directors, employees or agents, is in violation of any applicable laws relating to anti-corruption, anti-bribery, terrorism, money laundering or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Action of 2001, Public Law 107-56, as amended, and Executive Order No. 13224 (Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism).
(k)
ERISA. Seller is not a “benefit plan investor” within the meaning of Section 3(42) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

Terms such as “to Seller’s knowledge,” “to the best of Seller’s knowledge” or like phrases mean the actual knowledge of (i) Andrew Goodman, the individual charged by Seller with supervising the transactions contemplated by this Agreement, and (ii) Glenn Wylie, the individual charged by Seller with supervising the asset management of the Real Property, provided that so qualifying Seller’s knowledge shall in no event give rise to any personal liability on the part of such individual, on account of any breach of any representation or warranty made by Seller herein

.

Notwithstanding the foregoing, (A)(i) if Buyer has Buyer’s Knowledge of a breach or inaccuracy of any representation or warranty made by Seller in this Agreement prior to the expiration of the Examination Period and Buyer fails to terminate this Agreement pursuant to Section 6(c) prior to the expiration of the Examination Period, such representation or warranty by Seller shall be deemed to have been modified to reflect the relevant information of which Buyer has Buyer’s Knowledge and Buyer shall not be permitted to claim a failure of a condition precedent pursuant to Section 10(c) or make a claim following Closing for a breach by Seller of such representation or warranty with respect thereto and/or (ii) if Buyer has Buyer’s Knowledge of a breach of any representation or warranty made by Seller in this Agreement prior to Closing and the Closing nevertheless occurs, such representation or warranty by Seller shall be deemed to have been modified to reflect the relevant information of which Buyer has Buyer’s Knowledge and Buyer shall not be permitted to make a claim following Closing for a breach by Seller of such representation or warranty and (B) Seller’s representations and warranties made herein shall be deemed modified to reflect any change in circumstances which is subject to Section 16.

Section 9.
Buyer’s Representations

. Buyer represents and warrants to Seller as follows:

(a)
Organization and Authorization. Buyer is duly formed, validly existing and in good standing under the laws of its state of organization, is authorized to consummate the transaction set forth herein and fulfill all of its obligations hereunder and under all closing documents to be executed by Buyer, and has all necessary power to execute and deliver this Agreement and all closing documents to be executed by Buyer, and to perform all of Buyer’s obligations hereunder and thereunder. This Agreement and all closing documents

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to be executed by Buyer have been duly authorized by all requisite corporate or other required action on the part of Buyer and are the valid and legally binding obligations of Buyer, enforceable in accordance with their respective terms.
(b)
No Conflicts. Neither the execution and delivery of this Agreement and all closing documents to be executed by Buyer, nor the performance of the obligations of Buyer hereunder or thereunder, will result in the violation of any law or any provision of the organizational documents of Buyer or will conflict with any order or decree of any court or governmental instrumentality of any nature by which Buyer is bound.
(c)
Bankruptcy. No petition has been filed by or against Buyer under the Federal Bankruptcy Code or any similar State or Federal law.
(d)
Anti-Money Laundering, Anti-Terrorism, and OFAC.
(i)
Neither Buyer nor, to Buyer’s knowledge, any of its subsidiaries, officers, directors, employees or agents, (1) is the target of any economic sanctions administered by OFAC, the United States Department of State, or any other applicable economic sanctions authority; or (2) is acting directly or indirectly on behalf of, or is knowingly providing assistance, support, sponsorship, or services of any kind to, terrorists, terrorist organizations, or narcotics traffickers, including those persons or entities that appear on the Annex to the Executive Order, or are included on any Government Lists.
(ii)
Neither Buyer, nor, to Buyer’s knowledge, any of its subsidiaries, officers, directors, employees or agents, is in violation of any applicable laws relating to anti-corruption, anti-bribery, terrorism, money laundering or the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Action of 2001, Public Law 107-56, as amended, and Executive Order No. 13224 (Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism).
(iii)
Except as disclosed to Seller in writing, no natural person owns a 25% or greater interest in Buyer, directly or indirectly.
(e)
ERISA. Buyer is not, and no portion of the assets used by Buyer to acquire the Property constitutes the assets of, a “benefit plan investor” within the meaning of Section 3(42) of ERISA.
Section 10.
Conditions to Buyer’s Obligations

. Buyer’s obligation to pay the Purchase Price, and to accept title to the Property, shall be subject to the satisfaction (or waiver by Buyer) of the following conditions precedent on and as of the Closing Date:

(a)
Seller shall deliver to Buyer or Title Insurer on or before the Closing Date the items set forth in Section 14;
(b)
Seller shall deliver to Buyer prior to the Closing Date, Tenant Estoppel Certificates from the Required Tenants pursuant to Section 13;

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(c)
The representations and warranties of Seller contained in this Agreement shall have been true in all material respects (materiality to be considered with respect to the transactions contemplated hereunder in the aggregate) at and as of the Effective Date and shall be true in all material respects at and as of the Closing Date (unless such representation or warranty is made on and as of a specific date, in which case it shall be true and correct in all material respects as of such date, materiality to be considered with respect to the transactions contemplated hereunder in the aggregate). Notwithstanding anything to the contrary set forth herein, in the event that a material breach of a representation or warranty by Seller has occurred and to the extent that Seller and Buyer agree that such breach is curable with the payment of monetary funds, Seller shall have the option (but not the obligation) to cure such misrepresentation or warranty by providing a credit in favor of Buyer to the Purchase Price in an amount mutually agreeable to both Buyer and Seller;
(d)
Seller shall have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed or complied with by Seller prior to or at the Closing; and
(e)
No order or injunction of any court or administrative agency of competent jurisdiction nor any statute, rule, regulation or executive order promulgated by any Governmental Authority of competent jurisdiction shall be in effect as of the Closing Date which restrains or prohibits the transfer of the Property.

If all of the above conditions have not been satisfied or waived in writing by Buyer on or prior to the Closing Date, then Buyer shall have the right to terminate this Agreement, and upon such termination the Earnest Money shall be refunded to Buyer and neither Buyer nor Seller shall have any further rights, obligations or liabilities hereunder, except as otherwise set forth herein. If the failure of any condition precedent to Buyer’s obligations set forth in this Section 10 arises as a result of a default by Seller under this Agreement, Buyer shall have the remedies available to Buyer in Section 15 unless otherwise provided in this Agreement. Notwithstanding anything contained herein to the contrary, Seller shall have the right (but not the obligation) to adjourn the Closing Date for up to two (2) additional ten (10) Business Day periods in the event that Seller is unable to satisfy the closing conditions set forth in Section 10 hereof prior to the applicable Closing Date. The occurrence of the Closing shall constitute conclusive evidence that Buyer has waived any conditions which are not satisfied as of the Closing.

Buyer agrees that this Agreement and Buyer’s obligations hereunder are not contingent or conditioned upon obtaining a commitment for or closing any financing, and Buyer’s failure to obtain or close any financing for any reason whatsoever shall not be a failure of condition to Buyer’s performance under this Agreement. Buyer further agrees that this Agreement and Buyer’s obligations under this Agreement are not contingent or conditioned upon any matters relating to the COVID-19 pandemic, and Buyer cannot use as an excuse not to Close any act of war, or the public enemy, expropriation or confiscation of facilities by governmental or military authorities, changes in applicable laws, war, rebellion, sabotage or riots, floods, unusually severe weather, pandemic, fires, explosions, or other catastrophes, or other similar occurrences.

Section 11.
Conditions to Seller’s Obligations

. Seller’s obligation to deliver title to the Property shall be subject to the satisfaction (or waiver by Seller) of the following conditions precedent on and as of the Closing Date:

(a)
Buyer shall deliver to Seller upon the Closing the remainder of the Purchase Price, subject to adjustment of such amount pursuant to Section 5 hereof;

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(b)
The representations and warranties of Buyer contained in this Agreement shall have been true when made and shall be true in all material respects at and as of the Closing Date as if such representations and warranties were made at and as of the Closing;
(c)
Buyer shall have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed or complied with by Buyer prior to or at the Closing; and
(d)
No order or injunction of any court or administrative agency of competent jurisdiction nor any statute, rule, regulation or executive order promulgated by any Governmental Authority of competent jurisdiction shall be in effect as of the Closing Date which restrains or prohibits the transfer of the Property.

If all of the above conditions have not been satisfied or waived in writing by Seller on or prior to the Closing Date, and Buyer fails to satisfy such conditions within three (3) Business Days after written notice to Buyer thereof, then Seller shall have the right to terminate this Agreement, and, subject to the following sentence, upon such termination the Earnest Money shall be refunded to Buyer and neither Buyer nor Seller shall have any further rights, obligations or liabilities hereunder, except as otherwise set forth herein. If the failure of any condition precedent to Seller’s obligations set forth in this Section 11 arises as a result of a default by Buyer under this Agreement, and Buyer fails to cure such default within three (3) Business Days after written notice to Buyer thereof, the Earnest Money shall not be refunded to Buyer and Seller shall have the remedies available to Seller in Section 15(a) unless otherwise provided in this Agreement.

The occurrence of the Closing shall constitute conclusive evidence that Seller has waived any conditions which are not satisfied as of the Closing.

Section 12.
Seller Covenants

. Provided that this Agreement is in full force and effect and Buyer is not in default of this Agreement beyond applicable notice and cure periods, Seller agrees that it: (a) shall continue to operate the Property in substantially the same manner in which Seller has previously operated the Property (except that Seller shall not be required (A) to cure, remove or close out any Violations, (B) to make any capital improvements or replacements to the Property or (C) pursue and/or evict any defaulting Tenant; and (b) shall not, following the expiration of the Examination Period, without Buyer’s prior written consent, which consent may be granted or withheld in Buyer’s sole and absolute discretion: (i) enter into a New Lease or amend any of the Leases in any manner (unless such amendment is non-discretionary); (ii) consent to an assignment of any Lease or a sublease of the premises demised thereunder or a termination or surrender thereof (unless such consent is non-discretionary); (iii) consent to an alteration of the premises demised under any Lease (unless such consent is non-discretionary); and/or (iv) enter into any third party contracts, equipment leases or other material agreements affecting the Property, provided that Seller may enter into any such contracts without Buyer’s consent if such contract (x) is necessary as a result of an emergency at the Property, (y) is not a Material Contract and is entered into in the course of customary maintenance, repairs or operation at the Property or (z) is required by Seller to perform its obligations under any Lease or to comply with any applicable laws. Notwithstanding anything herein to the contrary, Seller shall have no obligation to incur any material cost or liability in connection with such efforts or to make any payments or to grant any concessions under the Leases.

Section 13.
Tenant Estoppel

. Seller shall use commercially reasonable efforts to obtain, as of the Closing Date, estoppel certificates from the Tenants (other than Buyer or any Affiliate of Buyer that is a Tenant) in the form of Exhibit D

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attached hereto or in the form attached to such Tenant’s Lease, if applicable (provided, for avoidance of doubt, if a Tenant is required or permitted under the terms of its Lease or applicable standard form to provide less information or to otherwise make different statements in a certification of such nature than are set forth on Exhibit D, then Buyer shall accept any modifications made to such form of Tenant Estoppel Certificate to the extent that such modifications to the form are consistent with the requirements set forth in the applicable Lease (it being understood by Buyer that a Tenant shall not be required to make any certifications not specifically enumerated in the applicable Lease estoppel requirements even if the applicable Lease requires the Tenant to certify to any additional items “reasonably requested”) (each, a “Tenant Estoppel Certificate”). Notwithstanding anything herein to the contrary, Buyer shall have no right to object (and the closing condition set forth in Section 10(b) shall be deemed to have been satisfied) if Seller delivers to Buyer a Tenant Estoppel Certificate which is in the form or substance provided under such Lease, otherwise substantially in the form of Exhibit D attached hereto, or with respect to any national Tenant, on such Tenant’s standard form, in each case, subject to (A) non-material modification thereof, (B) such Tenant making note of items which constitute Permitted Exceptions or items which Seller otherwise agrees to discharge, (C) modifications thereof to conform the same to the applicable Lease or other information delivered to Buyer prior to the expiration of the Examination Period, (D) such Tenant referencing a general condition statement such as “we reserve all rights” (or words of similar import) or limiting its statements “to tenant’s knowledge” (or words of similar import), (E) such Tenant making an assertion that there are amounts due from Seller to such Tenant allocable to periods prior to the Closing and which, under the terms of this Agreement, Seller has agreed to pay or give a credit to Buyer, (F) provided that such Tenant does not allege a default or failure to perform a landlord obligation under the applicable Lease, such Tenant alleging a failure of the landlord to keep the Property, building systems, or other improvements or equipment in good order and repair, and/or (G) such Tenant referencing Tenant defaults or breaches or other matters described Section 8 or otherwise subject to Buyer’s Knowledge. Buyer’s closing condition as set forth in Section 10(b) shall be deemed satisfied and irrevocably waived by Buyer if the Tenant Estoppel Certificates for the Required Tenants have been delivered to Buyer at any time after the Effective Date. Buyer shall have no right to object to the form of any Tenant Estoppel Certificate delivered by a Tenant (or modifications thereto proposed by a Tenant) if Buyer does not object in a written notice to Seller identifying Buyer’s specific objections to the language used in a form of a Tenant Estoppel Certificate within three (3) Business Days after receipt by Buyer of such Tenant Estoppel Certificate. Buyer shall respond promptly to any communication from Seller regarding a properly delivered objection to a Tenant Estoppel Certificate. Notwithstanding anything to the contrary, if Seller is unable to obtain the Tenant Estoppel Certificate from any Tenant as of the Closing Date, then to satisfy such condition set forth in Section 10, but for not more than Tenants that, in the aggregate, represent more than 15% of the Total Non-Affiliated Square Footage, Seller may (but shall not be obligated to) deliver certificates executed by Seller in the form attached as Exhibit E hereto (the “Seller Estoppel Certificate”), which shall be dated as of the Closing Date and shall be subject to Buyer’s Knowledge and the limitations set forth in Section 15(c) and Section 15(d). In addition, Seller shall automatically be released from any liability with respect to any Seller Estoppel Certificate upon the delivery to Buyer of an executed Tenant Estoppel Certificate from such Tenant for which Seller has delivered such Seller Estoppel Certificate. For the avoidance of doubt, Seller’s failure to deliver the Required Tenant Estoppels shall not constitute a default by Seller.

Section 14.
Closing

. The Closing shall occur on the Closing Date and shall consist of the execution and delivery of documents by Seller and Buyer, as set forth below, and delivery by Buyer to Seller of the Purchase Price in accordance with the terms of this Agreement. Seller shall deliver to Buyer at Closing the following executed documents with respect to the Property owned by Seller:

(a)
a deed in the form attached hereto as Exhibit B from Seller to Buyer conveying the Real Property to Buyer subject only to the Permitted Exceptions (the “Deed”);

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(b)
a general assignment, in the form attached hereto as Exhibit C;
(c)
a settlement statement setting forth the Purchase Price, all prorations and other adjustments to be made pursuant to the terms hereof, and the funds required for Closing as contemplated hereunder;
(d)
all transfer tax statements, declarations and filings as may be necessary or appropriate for purposes of recordation of the Deed;
(e)
to the extent required by the Title Insurer, good standing certificates and corporate resolutions or member or partner consents, as applicable, and such other documents as reasonably requested by the Title Insurer;
(f)
a FIRPTA Affidavit in form of Exhibit F attached hereto;
(g)
a customary owner’s affidavit, executed by Seller in form acceptable to the Title Company and generally in the form of Exhibit G;
(h)
a notice to Tenants in the form attached as Exhibit H; and
(i)
a Seller’s Closing Certificate in the form attached hereto as Exhibit I.

At Closing, Buyer shall instruct the Escrow Agent to deliver the Earnest Money to Seller which shall be applied to the Purchase Price, shall deliver the balance of the Purchase Price (subject to the adjustments as specifically provided hereunder) to Seller and shall execute (as applicable) and deliver execution counterparts of the closing documents or other closing deliveries referenced or required in clauses (b), (c), (d) and (h) above. The Closing shall be held through a customary escrow arrangement between the parties and the Escrow Agent, or such other place or manner as the parties hereto may mutually agree. The acceptance of the Deed by Buyer shall be deemed full compliance by Seller of all of Seller’s obligations under this Agreement except for those obligations of Seller which are specifically stated to survive the delivery of the Deed or the Closing hereunder. The balance of the Purchase Price shall be payable by wire transfer of immediately available funds and must be received by Seller no later than 2:00 p.m. Eastern time on the Closing Date.

Section 15.
Default; Breach of Representation
(a)
In the event that Buyer defaults in any of its material obligations undertaken in this Agreement, and such failure continues for three (3) business days after written notice to Buyer thereof, Seller shall be entitled, as its sole and exclusive remedies, to either: (i) if Seller is willing to proceed to Closing, waive such default and proceed to Closing in accordance with the terms and provisions hereof; or (ii) declare this Agreement to be terminated, and Seller shall be entitled to immediately receive all of the Earnest Money as liquidated damages as and for Seller’s sole remedy. Upon such termination, neither Buyer nor Seller shall have any further rights, obligations or liabilities hereunder, except for those provisions hereof which by their terms expressly survive the termination of this Agreement. Seller and Buyer agree that it is difficult to determine, with any degree of certainty, the loss which Seller would incur in the event of Buyer’s failure to close the purchase of the Property, and the parties have agreed that the amount of the Earnest Money represents a reasonable estimate of such loss and is intended as a liquidated damages provision; provided, however, that Seller shall also be entitled to payment and/or reimbursement by Buyer of Seller’s attorney’s fees and other costs to enforce the provision of this Section 15. Nothing contained in this Section 15(a) shall limit the rights and remedies of Seller with

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respect to any default by Buyer of any obligation or covenant that survives (or is to be performed following) Closing or survives termination of this Agreement.
(b)
In the event that Seller defaults in any of its material obligations undertaken in this Agreement, and such failure continues for five (5) business days after written notice to Seller thereof, Buyer may either waive such default and proceed to Closing in accordance with the terms and provisions hereof or may elect to either (i) terminate this Agreement and recover the Earnest Money, which shall promptly be distributed to Buyer by Escrow Agent, which disbursement shall operate to terminate this Agreement and release Seller and Buyer from any and all liability hereunder, except those which are specifically stated herein to survive any termination hereof, or (ii) enforce specific performance of Seller’s obligations to deliver the Deed at Closing; provided that such specific enforcement action must be initiated no later than ninety (90) days following the earlier to occur of (aa) Buyer’s written notice to Seller of such default by Seller, or (bb) the date that Closing would have occurred but for the applicable default by Seller. Subject to the penultimate paragraph of Section 10, Buyer’s sole recourse arising out of or relating to any default by Seller under this Agreement shall be as set forth in this Section 15(b).
(c)
All representations and warranties in this Agreement shall survive the Closing for a period of six (6) months after the Closing (the “Survival Period”). Any right of action for the breach of any representation or warranty contained herein shall not merge with the Deed delivered at the Closing but shall survive the Closing for the Survival Period and before the expiration thereof the party claiming a breach must have filed an action in a court of competent jurisdiction, and any warranty and representation not specified in such action shall expire. Seller and Buyer agree that, subject to the terms of this Section 15, each shall be liable for the direct, but not consequential or punitive, damages resulting from any breach of its representations or warranties expressly set forth in this Agreement. Notwithstanding anything in this Agreement to the contrary, (i) following Closing, the total liability of Seller (aa) under this Agreement (including for all breaches of the representations, warranties and covenants under this Agreement) and any matters relating thereto, and/or (bb) under any law applicable to the Property, and/or (cc) with respect to this transaction or otherwise in relation to the matters contemplated by this Agreement shall not, in the aggregate, exceed two percent (2.0%) of the Purchase Price (the “Claim Cap”), and (ii) all representations and warranties made by Seller or its Affiliates in relation to the matters contemplated by this Agreement are personal to Buyer and may not be assigned to or enforced by any other Person, other than to an assignee of Buyer in accordance with Section 22 hereof. Buyer further agrees that, following the Closing, no claim may or shall be made for any alleged breach of any representations or warranties made by Seller under or relating to this Agreement unless the amount of such claim or claims, individually or in the aggregate, exceeds SEVENTY-FIVE THOUSAND AND NO/100 Dollars ($75,000.00) (the “Threshold Amount”) (in which event the amount of such valid claims against Seller in excess of the Threshold Amount shall be actionable up to, but not in excess of, the Claim Cap). The provisions of this Section 15(c) shall survive the Closing or termination of this Agreement.
(d)
In the event that Buyer becomes aware of any claim or demand under this Section 15 for which Seller may have liability to Buyer hereunder (a “Representation Claim”), Buyer shall promptly, but in no event more than thirty (30) days following Buyer having become aware of such Representation Claim (subject in all cases to the provisions of Section 8), notify the Seller in writing of such Representation Claim, the amount or the estimated amount of damages sought thereunder to the extent then ascertainable (which estimate shall

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not be conclusive of the final amount of such Representation Claim), any other remedy sought thereunder, any relevant time constraints relating thereto and, to the extent practicable, any other material details pertaining thereto. Notwithstanding the foregoing, in no event shall Buyer or any of its Affiliates be entitled to seek or obtain consequential, speculative, special, punitive or exemplary damages against Seller. The provisions of this Section 15(d) shall survive the Closing or termination of this Agreement.
Section 16.
Risk of Loss/Condemnation

. Until Closing, the risk of loss or damage to the Property, except as otherwise provided herein, shall be borne by Seller. In the event all or any portion of the Property is damaged in any casualty or condemned or taken (or notice of any condemnation or taking is issued) so that, (a) with respect to any casualty, the cost to repair such casualty would exceed ten percent (10%) of the Purchase Price, and (b) with respect to any condemnation or taking (or notice thereof), more than ten percent (10%) of the Property is (or will be) condemned or taken, then, Buyer may elect to terminate this Agreement by providing written notice of such termination to Seller within five (5) Business Days after Buyer’s receipt of notice of such condemnation, taking or damage, upon which termination the Earnest Money shall be returned to Buyer and neither party hereto shall have any further rights, obligations or liabilities under this Agreement, except as otherwise specifically set forth herein. With respect to any condemnation or taking (or any notice thereof), if Buyer does not elect to cancel this Agreement or does not have the right to terminate this Agreement as aforesaid, there shall be no abatement of the Purchase Price and Seller shall, subject to the terms of the Leases, assign to Buyer at the Closing the rights of Seller to the awards, if any, for such condemnation or taking, and Buyer shall, subject to the terms of the Leases, be entitled to receive and keep all such awards , provided that Seller shall be entitled to receive and keep from all such awards an amount equal to its reasonable out-of-pocket costs and expenses incurred in connection with such condemnation or taking. With respect to a casualty, if Buyer does not elect to terminate this Agreement or does not have the right to terminate this Agreement as aforesaid, there shall be no abatement of the Purchase Price and Seller, subject to the terms of the Leases, shall assign to Buyer at the Closing the rights of Seller to the proceeds under Seller’s insurance policies covering the Property with respect to such damage or destruction (or pay to Buyer any such proceeds received prior to Closing) (excluding any proceeds payable to Seller under Seller’s business interruption insurance policies, if any) and pay to Buyer the amount of any deductible with respect thereto, less any amounts incurred by Seller in respect of the casualty and applied to such proceeds or to the deductible in accordance with the policy, and Buyer shall, subject to the terms of the Leases, be entitled to receive and keep any monies received from such insurance policies.

Section 17.
Entire Agreement

. This Agreement constitutes the sole and entire agreement among the parties hereto and no modification, amendment, alteration, change, supplement or rescission of this Agreement shall be binding unless in writing and signed by all parties hereto; provided, however, that the signature of the Escrow Agent shall not be required as to any amendment of this Agreement other than an amendment of Section 7 hereof. No prior agreement or understanding pertaining to the subject matter hereof (including, without limitation, any letter of intent executed prior to this Agreement), excluding the Confidentiality Agreement and the Access Agreement, shall be valid or of any force or effect from and after the date hereof.

Section 18.
No Representations or Warranties

. Except as expressly set forth in this Agreement, the Property is being sold in an “AS IS, WHERE IS” condition and “WITH ALL FAULTS” as of the Effective Date and as of Closing. Except as expressly set forth in this Agreement, no representations or warranties have been made or are made and no responsibility has been or is assumed by any Seller or by any partner, officer, person, firm, agent, attorney or

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representative acting or purporting to act on behalf of such Seller as to (i) the environmental or physical condition or state of repair of the Property; (ii) the compliance or non-compliance of the Property with any applicable laws, regulations or ordinances (including, without limitation, any applicable zoning, building or development codes); (iii) the value, expense of operation, or income potential of the Property; (iv) any other fact or condition which has or might affect the Property or the condition, state of repair, compliance, value, expense of operation or income potential of the Property or any portion thereof; or (v) whether the Property contains asbestos, harmful, hazardous or toxic substances or pertaining to the extent, location or nature of same. The parties agree that all understandings and agreements heretofore made between them or their respective agents or representatives are merged in this Agreement, which alone fully and completely express their agreement, and that this Agreement has been entered into after full investigation, or with the parties satisfied with the opportunity afforded for full investigation, neither party relying upon any statement or representation by the other unless such statement or representation is specifically embodied in this Agreement.

Except with respect to matters relating to breaches of Seller’s representations and warranties contained in Section 8 (subject to the limitations contained herein), Buyer waives its right to recover from, and forever releases and discharges Seller and Seller’s Affiliates, parent and subsidiary entities, successors, assigns, partners, managers, members, employees, officers, directors, trustees, shareholders, counsel, representatives, agents (collectively, including Seller, the “Seller Releasees”) from any and all demands, claims (including, without limitation, causes of action in tort), legal or administrative proceedings, losses, liabilities, damages, penalties, fines, liens, judgments, costs or expenses whatsoever (including, without limitation, attorneys’ fees and costs), whether direct or indirect, known or unknown, foreseen or unforeseen (collectively, “Claims”), that may arise on account of or in any way be connected with the Property, the environmental or physical condition thereof, or any law or regulation applicable thereto (including, without limitation, claims under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 6901, et seq

.), the Resources Conservation and Recovery Act of 1976 (42 U.S.C. Section 6901, et seq.), the Clean Water Act (33 U.S.C. Section 1251, et seq.), the Safe Drinking Water Act (49 U.S.C. Section 1801, et seq.), the Hazardous Transportation Act (42 U.S.C. Section 6901, et seq.), and the Toxic Substance Control Act (15 U.S.C. Section 2601, et seq., or their state counterparts). Without limiting the foregoing, Buyer, upon Closing, shall be deemed to have waived, relinquished and released the Seller Releasees from any and all Claims, matters arising out of latent or patent defects or physical conditions, environmental conditions, violations of applicable laws (including, without limitation, any environmental laws) and any and all other acts, omissions, events, circumstances or matters affecting the Property. As part of the provisions of this Section 18, but not as a limitation thereon, Buyer hereby agrees, represents and warrants that the matters released herein are not limited to matters which are known or disclosed, and Buyer hereby waives any and all rights and benefits which it now has, or in the future may have conferred upon it, by virtue of the provisions of federal, state or local law, rules and regulations. Without limiting the foregoing, Buyer agrees that should any investigation, cleanup, remediation or removal of hazardous substances or other environmental conditions on or about the Property be required after the Closing Date, such investigation, clean-up, removal or remediation shall not be the responsibility of Seller and Buyer hereby waives any and all rights against Seller in respect thereof.

Section 19.
Notices

. Unless otherwise provided herein, all notices and other communications which may be or are required to be given or made by any party to the other in connection herewith shall be in writing and shall be: (i) delivered in person (with a copy sent the same day via electronic mail) to the addresses set out in Section 2, (ii) deposited in the United States mail, registered or certified, return receipt requested (with a copy sent the same day via electronic mail) to the addresses set out in Section 2, (iii) delivery via electronic mail to

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the addresses set out in Section 2, or (iv) deposited with a nationally recognized overnight courier (with a copy sent the same day via electronic mail) to the addresses set out in Section 2. All notices shall be deemed to have been given upon receipt provided that such receipt occurs on or before 6:00 p.m. local time on a Business Day, otherwise, such notice shall be deemed to have been given on the next succeeding Business Day. Any address or name specified in Section 2 may be changed by notice given to the addressee by the other party in accordance with this Section 19. The inability to deliver notice because of a changed address of which no notice was given as provided, above, or because of rejection or refusal to accept any notice, shall be deemed to be the receipt of the notice as of the date of inability to deliver or rejection or refusal to accept. Any notice to be given by any party may be given by the counsel for such party.

Section 20.
Applicable Law

. This Agreement shall be construed under the laws of the State in which the Property is located.

Section 21.
Broker’s Commissions

. Buyer and Seller each hereby represent that, except for Seller’s Broker and Buyer’s Broker, there are no other brokers involved or that have a right to proceeds in this transaction. Seller shall be responsible for payment of commissions to Seller’s Broker in the amount due and payable to Seller’s Broker to be paid at the Closing pursuant to an agreement between Seller’s Broker and Seller. Seller shall be responsible for payment of commissions to Buyer’s Broker in the amount due and payable to Buyer’s Broker to be paid at the Closing pursuant to an agreement between Buyer’s Broker and Seller. Seller and Buyer each hereby agree to indemnify and hold the other harmless from all loss, cost, damage or expense (including reasonable attorneys’ fees at both trial and appellate levels) incurred by the other as a result of any claim for a commission, finder’s fee or similar compensation made by any broker, finder or any other party arising out of the acts of the indemnifying party (or others on its behalf) (except that Buyer shall have no obligations hereunder with respect to any claim by Seller’s Broker). The representations, warranties and indemnity obligations contained in this Section shall survive the Closing or the earlier termination of this Agreement.

Section 22.
Assignment

. Buyer shall not assign its rights under this Agreement without Seller’s prior written consent; provided, however, that Buyer may assign its rights and obligations under this Agreement without the consent of Seller, provided and on the condition that: (i) Buyer shall have given Seller written notice of the assignment and the identity of the assignee at least three (3) Business Days prior to Closing (including the name, vesting and signature block of the assignee and the name of any individual owning directly or indirectly twenty-five percent (25%) or more of assignee); (ii) assignee shall be an “affiliate” of Buyer as defined in the federal securities laws and (iii) such assignee shall have assumed Buyer’s obligations hereunder by a written instrument of assumption in form and substance reasonably satisfactory to Seller such that assignee shall (a) have assumed all of Buyer’s obligations and liabilities under this Agreement, and (b) be deemed to have been made, for the benefit of Seller hereunder, all representations and warranties of Buyer set forth in this Agreement, as of the date of such assignment, which representations and warranties shall remain true on the Closing Date in accordance with Section 11. No assignment of this Agreement by Buyer shall relieve Buyer of any of its obligations hereunder.

Section 23.
Attorneys’ Fees

. In any action between Buyer and Seller as a result of failure to perform or a default under this Agreement, the prevailing party shall be entitled to recover from the other party, and the other party shall pay to the prevailing party, the prevailing party’s attorneys’ fees and disbursements and court costs incurred in such action. The provisions of this Section 23 shall survive the Closing and any termination of this Agreement.

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Section 24.
Jury Waiver

. BUYER AND SELLER DO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THEIR RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, OR UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE DOCUMENTS DELIVERED BY BUYER AT CLOSING OR SELLER AT CLOSING, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ANY ACTIONS OF ANY PARTY ARISING OUT OF OR RELATED IN ANY MANNER WITH THIS AGREEMENT OR THE PROPERTY (INCLUDING WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT AND ANY CLAIMS OR DEFENSES ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER IS A MATERIAL INDUCEMENT FOR SELLER TO ENTER INTO AND ACCEPT THIS AGREEMENT AND THE DOCUMENTS DELIVERED BY BUYER AT CLOSING AND SHALL SURVIVE THE CLOSING OR TERMINATION OF THIS AGREEMENT.

Section 25.
Tax Deferred Exchange

Buyer and Seller agree to cooperate with each other in effecting for the benefit of either party a tax deferred exchange pursuant to Section 1031 of the Code and similar provisions of applicable state law; provided that: (i) neither party shall be obligated to delay the Closing; and (ii) neither party shall be obligated to execute any note, contract, deed or other document, except a reasonable and customary acknowledgment of the other party’s assignment of its rights under this Agreement to a qualified intermediary, nor shall either party be obligated to take title to any property other than the Property as otherwise contemplated in this Agreement or incur additional expense for the benefit of the other party. Each party shall indemnify and hold the other harmless against any liability arising or is claimed to have arisen on account of any exchange proceeding which is initiated on behalf of the indemnifying party. The terms of this Section 25 shall survive the Closing and the transfer of title.

Section 26.
Confidentiality/No Public Disclosure
(a)
Buyer delivered to Seller that certain Confidentiality Agreement dated as of September 13, 2024 (the “Confidentiality Agreement”), the terms of which are incorporated herein by reference.
(b)
Neither Seller nor Buyer may issue a press release with respect to this Agreement and the transactions contemplated thereby and the transactions contemplated hereby without the prior written consent of the other party and provided that the content of any such press release shall be subject to the prior written consent of the other party hereto and in no event shall any such press release issued by Buyer disclose the identity of Seller’s direct or indirect beneficial owners by name or the consideration paid to Seller for the Property. Notwithstanding anything to the contrary contained herein, Buyer’s disclosure of this Agreement or the transactions contemplated hereby in securities filings or in communications to shareholders and investors of Buyer shall not be prohibited by this Agreement.
(c)
Notwithstanding the foregoing and anything to the contrary in this Agreement or in the Confidentiality Agreement, nothing contained herein shall impair Buyer’s or Seller’s right to disclose information relating to this Agreement or the Property (a) to any due diligence representatives and/or consultants that are engaged by, work for or are acting on behalf of, any securities dealers and/or broker dealers evaluating the disclosing party or an affiliate of the disclosing party, (b) in connection with any filings (including any amendment or

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supplement to any S-11 filing) with governmental agencies (including the SEC) by the disclosing party or any affiliate of the disclosing party or by any REIT holding, or that is considering holding, an interest (direct or indirect) in the disclosing party or an affiliate of the disclosing party, and (c) to any broker/dealers in the disclosing party’s or any REIT’s broker/dealer network and any of the REIT’s or the disclosing party’s investors.
(d)
The provisions of this Section 26 shall survive Closing or the termination of this Agreement.
Section 27.
Exculpation. Notwithstanding anything to the contrary contained herein, Seller’s shareholders, partners, members, the partners or members of such partners or members, the shareholders of such partners or members, and the trustees, officers, directors, employees, agents and security holders of Seller and the partners or members of Seller assume no personal liability for any obligations entered into on behalf of Seller and its individual assets shall not be subject to any claims of any Person relating to such obligations. The foregoing shall govern any direct and indirect obligations of Seller under this Agreement. The provisions of this Section 27 shall survive the Closing or any termination of this Agreement.
Section 28.
Survival. Except for the rights and obligations of Seller and Buyer which by their express terms shall survive, including, without limitation, Seller’s and Buyer’s representations and warranties, none of the rights and obligations of Buyer and Seller shall survive Closing or the termination of this Agreement.
Section 29.
Computation of Time

. The time in which any act under this Agreement is to be done shall be computed by excluding the first day and including the last day. If any date or the last day of any time period stated herein shall fall on a Saturday, Sunday or legal holiday, then the duration of such time period shall be extended so that it shall end on the next succeeding day which is not a Saturday, Sunday or legal holiday. Unless preceded by the word “business,” the word “day” shall mean a calendar day. The phrase “business day” or “business days” shall have the meaning set forth in Section 2 hereof.

Section 30.
Counterparts; Electronic Signatures

. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each of the parties and delivered to the other party. Signatures to this Agreement, any amendment hereof and any notice given hereunder, delivered electronically via .pdf, .jpeg, .TIF, .TIFF or similar electronic format shall be deemed an original signature and fully effective as such for all purposes. Each party agrees to deliver promptly an executed original of this Agreement (and any amendment hereto) with its actual signature to the other party, but a failure to do so shall not affect the enforceability of this Agreement (or any amendment hereto), it being expressly agreed that each party to this Agreement shall be bound by its own electronically transmitted signature and shall accept the electronically transmitted signature of the other party to this Agreement.

Section 31.
No Recording

. Buyer shall not record this Agreement or any memorandum or other notice thereof. If such recording shall occur, Seller shall have, in addition to all other remedies for breach by law, the right to terminate this Agreement by written notice to Buyer and obtain the Earnest Money.

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Section 32.
Severability

. Wherever possible, each provision of this Agreement shall be interpreted in such a manner as to be valid under applicable law, but, if any provision of this Agreement shall be invalid or prohibited thereunder, such invalidity or prohibition shall be construed as if such invalid or prohibited provision had not been inserted herein and shall not affect the remainder of such provision or the remaining provisions of this Agreement.

Section 33.
Interpretation

. This Agreement shall not be construed more strictly against one party than against the other merely by virtue of the fact that it may have been prepared primarily by counsel for one of the parties, it being recognized that both Buyer and Seller have contributed substantially and materially to the preparation of this Agreement. As used in this Agreement, unless otherwise expressly provided: (a) each reference to a “Preamble,” “Recital,” “Article,” “Section,” “Exhibit” or “Schedule” means a preamble, recital, article or section of, or exhibit or schedule to, this Agreement; (b) each reference to “include,” “includes” or “including” is deemed to be followed by the words “without limitation”; (c) each of the words “hereof” “herein” and “hereunder” and words of similar import, refer to this Agreement as a whole and not to any particular provision in this Agreement; (d) each term defined in the singular has a comparable meaning when used in the plural and vice versa; (e) any capitalized term used in any Exhibit or Schedule but not otherwise defined therein will have the meaning provided to that capitalized term in this Agreement; (f) the word “any” means “any and all” unless the context dictates otherwise; (g) the word “will” shall have the same meaning as the word “shall” and vice versa; and (h) each reference to “Dollars” or “$” means U.S. Dollars.

Section 34.
Affiliated Leases

. Buyer and Seller acknowledge and agree that as of the Effective Date, Seller and Buyer (and/or Affiliates of Buyer) are parties to certain leases, licenses or other occupancy agreements relating to the Property (collectively, the “Affiliated Leases”). Notwithstanding anything in this Agreement or the Access Agreement to the contrary, nothing contained in this Agreement or the Access Agreement shall be interpreted or construed to amend or modify the Affiliated Leases.

[Signature page to follow.]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first set forth above.

SELLER:

BREIT SE INDUSTRIAL PROPCO NC LP, a Delaware limited partnership

By: BREIT SE Industrial Propco NC GP LLC, a Delaware limited liability company, its General Partner

By: /s/ Jonathan Duber

Name: Jonathan Duber

Title: Vice President

BUYER:

PROKIDNEY ACQUISITION COMPANY, LLC, a Delaware limited liability company

By: /s/ Bruce Culleton

Name: Bruce Culleton

Title: CEO

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JOINDER BY ESCROW AGENT

Escrow Agent joins in the execution of this Agreement to evidence its agreement to receive, hold and disburse funds and documents in accordance with the terms and provisions of the Agreement.

ESCROW AGENT:

Stewart Title Guaranty Company

By: /s/ Laura Schumacher

Name: Laura Schumacher, Esq.

Title: Underwriting Counsel

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EXHIBIT A

LEGAL DESCRIPTION OF REAL PROPERTY

Legal Description of the Real Property commonly known as 3929 Westpoint Blvd., Winston Salem, North Carolina:

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Legal Description of the Real Property commonly known as: 2598 Empire Drive, Winston Salem, North Carolina:

BEGINNING AT AN IRON PIN AT THE NORTHWEST INTERSECTION OF WEST POINT BOULEVARD AND EMPIRE DRIVE, SAID IRON PIN BEING THE SOUTHEAST CORNER OF LOT 12 AS SHOWN ON THE PLAT ENTITLED REVISION NUMBER 2 OF SECTION I OF WEST POINT BUSINESS CENTER, AS RECORDED IN PLAT BOOK 33, PAGE 86, FORSYTH COUNTY REGISTRY; THENCE FROM BEGINNING POINT ALONG THE SOUTHERN RIGHT OF WAY OF WEST POINT BOULEVARD N 86° 37' 30" W 365.12' TO AN IRON PIN AT THE SOUTHEAST CORNER OF LOT 11 OF THE AFOREMENTIONED PLAT; THENCE ALONG THE EASTERN LINE OF LOT 12 N 02° 51' 58" E 659.67' TO AN IRON PIN IN THE SOUTHERN LINE OF TAX BLOCK 3931A; THENCE ALONG THE SOUTHERN LINE OF TAX BLOCK 3931A S 86° 42' 26" E 377.79' TO AN IRON PIN IN THE WESTERN RIGHT OF WAY OF EMPIRE DRIVE; THENCE ALONG THE WESTERN RIGHT OF WAY OF EMPIRE DRIVE S 03° 57' 58" W 660.22' TO THE POINT AND PLACE OF BEGINNING, AND CONTAINING 5.627 ACRES, MORE OR LESS.

THE ABOVE DESCRIBED PROPERTY BEING KNOWN AS LOT 12 AS SHOWN ON THE PLAT ENTITLED REVISION NUMBER 2 OF SECTION 1 OF WEST POINT BUSINESS CENTER AS RECORDED IN PLAT BOOK 33, PAGE 86, FORSYTH COUNTY REGISTRY, AND AS SHOWN ON AN UNRECORDED MAP PREPARED BY THOMAS A. RICCIO AND ASSOCIATES DATED JULY 9, 2003, AND LAST REVISED ON SEPTEMBER 29, 2003.

TOGETHER WITH NON-EXCLUSIVE CROSS-ACCESS EASEMENT AS SET FORTH IN CROSS-ACCESS EASEMENT AGREEMENT DATED JUNE 5, 2015 AND RECORDED JULY 1, 2015 IN BOOK 3238, PAGE 3555, IN THE REGISTER OF DEEDS OFFICE IN FORSYTH COUNTY, NORTH CAROLINA.

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EXHIBIT B

FORM OF DEED

[EXHIBIT FOLLOWS ON NEXT PAGE]

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Excise Tax $______	Recording Time, Book and Page

Tax Lot No. _____________________________ Verified by ___________________________ County on the _____ day of _______________, 201__ by __________________________________________________________

Mail after recording to:

This instrument was prepared by:

Brief Description for the index

NORTH CAROLINA SPECIAL WARRANTY DEED

THIS DEED made this the _______ day of __________________, 20___, by and between

GRANTOR _____________________ Tax Mailing Address _____________________________ ___________________________________ (required for recording)	GRANTEE ______________________________ Tax Mailing Address ___________________________ ___________________________ (required for recording)
Enter in appropriate block for each party: name, address, and, if appropriate, character of entity, e.g., corporation or partnership.

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The designation Grantor and Grantee as used herein shall include said parties, their heirs, successors, and assigns, and shall include singular, plural, masculine, feminine or neuter as required by context.

WITNESSETH, that the Grantor, for a valuable consideration paid by the Grantee, the receipt of which is hereby acknowledged, has and by these presents does grant, bargain, sell and convey unto the Grantee in fee simple all that certain lot or parcel of land situated in ___________ County, North Carolina and more particularly described as follows:

See Exhibit A attached hereto and incorporated herein by reference.

The Property does ___ or does not ____ include the primary residence of Grantor.

The property hereinabove described was acquired by Grantor by instrument recorded in Book _______ at Page _____ in the ____________ County Public Registry.

A map showing the above described property is recorded in Book ________ at _________.

TO HAVE AND TO HOLD the aforesaid lot or parcel of land and all privileges and appurtenances thereto belonging to the Grantee in fee simple, subject to the Permitted Exceptions (as hereinafter defined).

And the Grantor covenants with the Grantee, that Grantor has done nothing to impair such title as Grantor received, and Grantor will warrant and defend the title against the lawful claims of all persons claiming by, under or through Grantor, except for non-delinquent real estate taxes, rights of any tenants in possession as tenants only under unrecorded leases, all easements, conditions restrictions, reservations, covenants and other matters of record and all matters that a current, accurate survey of the Property would show (collectively, the “Permitted Exceptions”).

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Grantor has hereunto set his hand and seal, or if corporate, has caused this instrument to be signed in its corporate name by its duly authorized officers and its seal to be hereunto affixed the day and year first above written.

____________________________________________(SEAL)

STATE OF _______________________

COUNTY OF _____________________

I, ____________________________________________,the undersigned, a Notary Public in and for said County, in said State, hereby certify that _______________________________________ personally and voluntarily appeared before me this day and acknowledged that she signed the foregoing instrument.

Witness my hand and official seal, this the _______ day of __________________, 20____.

_______________________________________________

Notary Public

Name typed/printed:_______________________________

(SEAL)

My Commission Expires:____________________

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EXHIBIT A TO SPECIAL WARRANTY DEED

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EXHIBIT C

FORM OF

GENERAL ASSIGNMENT

THIS GENERAL ASSIGNMENT (this “Assignment”), is made as of __________, 2024, by and between BREIT SE INDUSTRIAL PROPCO NC LP, a Delaware limited partnership (“Assignor”), and [____________], a [_____________] (“Assignee”).

W I T N E S S E T H:

WHEREAS, Assignor and Assignee entered into that certain Agreement for Purchase and Sale of Real Property dated as of ____________, 2024 (as may have been amended from time to time, the “Purchase Agreement”), relating to the sale of certain property located at 3929 Westpoint Blvd., Winston Salem, North Carolina, and 2598 Empire Drive, Winston Salem, North Carolina (collectively, the “Property”), as more particularly set forth in the Purchase Agreement (and capitalized terms used in this Assignment and not otherwise defined shall have the respective meanings set forth in the Purchase Agreement); and

WHEREAS, Assignor desires to assign to Assignee and Assignee has agreed to assume as of the date hereof, all of Assignor’s right, title and interest in and to the (a) Personalty, (b) Intangible Property, (c) those certain leases set forth on Exhibit A attached hereto and incorporated by reference herein, including any and all security deposits thereunder, and (d) those certain contracts set forth on Exhibit B attached hereto and incorporated by reference herein (collectively, the “Assigned Property”).

NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, Assignor and Assignee agree as follows:

(a)
Assignment: Assignor hereby assigns, sets over and transfers unto Assignee to have and to hold from and after the date hereof all of the right, title and interest of Assignor in, to and under the Assigned Property.
(b)
Assumption: Assignee hereby accepts the assignment, transfer and conveyance of the Assigned Property, and from and after the date of this Assignment, agrees to assume and perform all of the obligations, liabilities, covenants, duties and agreements of Assignor under the Assigned Property. Assignee does hereby agree to be responsible for and perform and discharge all of the various commitments, obligations and liabilities applicable to it under and by virtue of the Assigned Property from and after the date of this Assignment.

This Assignment shall be subject to, and limited by, any applicable terms, conditions, qualifications and limitations set forth in the Purchase Agreement. This Assignment may be executed in one or more identical counterparts, all of which, when taken together shall constitute one and the same instrument. Signatures to this Assignment delivered electronically via .pdf, .jpeg, .TIF, .TIFF, DocuSign or similar electronic format shall be deemed an original signature and fully effective as such for all purposes.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, Assignor and Assignee have duly executed this Assignment as of the date first above written.

ASSIGNOR:

BREIT SE INDUSTRIAL PROPCO NC LP, a Delaware limited partnership

By: BREIT SE Industrial Propco NC GP LLC, a Delaware limited liability company, its General Partner

By: ________________________________

Name: ______________________________

Title: _______________________________

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ASSIGNEE:

[ ],

a [______________________]

By:

Name:

Title:

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Exhibit A to General Assignment

List of Leases and Security Deposits

Tenant Name	Security Deposit

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Exhibit B to General Assignment

List of Contracts

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EXHIBIT D

TENANT ESTOPPEL CERTIFICATE

Re: [ ] (the “Property”)

Ladies and Gentlemen:

The undersigned (“Tenant”) certifies that with respect to the lease (the “Lease”) more particularly described in the attached Schedule “A” which is hereby incorporated (the “Schedule”):

1. Tenant is the tenant under the Lease;

2. The summary of the terms of the Lease contained in the Schedule is true and correct;

3. Tenant has accepted possession of the premises (the “Premises”) under the Lease;

4. There are no rent abatements or free rent periods now or in the future other than as may be set forth on the Schedule;

5. The Lease is in full force and effect and, except as may be indicated on the Schedule, has not been assigned, modified, supplemented or amended in any way and Tenant has no notice of any assignment, pledge or hypothecation by the landlord (“Landlord”) under the Lease or of the rentals thereunder;

6. The Lease represents the entire agreement between Tenant and Landlord with respect to the Premises;

7. All construction and other obligations of a material nature to be performed by Landlord have been satisfied, except as may be indicated on the Schedule;

8. Any payments by Landlord to Tenant for tenant improvements which are required under the Lease have been made, except as may be indicated on the Schedule;

9. On this date, there are no existing defenses or offsets which Tenant has against the enforcement of the Lease by Landlord and Tenant has no knowledge of any event which with the giving of notice, the passage of time or both would constitute a default by Tenant, or to the best of Tenant’s knowledge, a default by Landlord, under the Lease;

10. Tenant is not entitled to any offsets, abatements, deductions or otherwise against the rent payable under the Lease from and after the date hereof, except as may be indicated on the Schedule;

11. No rent (including expense reimbursements), other than for the current month, has been paid in advance, except as may be indicated on the Schedule;

12. Tenant has not filed on its behalf, nor to Tenant’s knowledge, has any party initiated against Tenant, proceedings for relief under bankruptcy, insolvency, or other proceedings;

13. Tenant has no purchase, extension, expansion, rights of first offer, rights of first refusal, exclusives, right to lease other premises, or rights to have Landlord perform Tenant’s obligations under leases of other premises, except as may be indicated on the Schedule; and

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14. Tenant has no termination options (except for standard termination options in connection with a casualty or condemnation), rights of first refusal, options to purchase or other interest in or claim to the Property, or any part thereof, except as may be indicated on the Schedule.

Tenant hereby agrees that this Tenant Estoppel Certificate may be executed and delivered by electronic means, and that any electronic signature (including, without limitation, any signature via Adobe Sign, DocuSign or other widely accepted electronic signature platform) of Tenant is intended to authenticate this writing and to have the same legal force and effect, validity and enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

The truth and accuracy of the certifications contained herein may be relied upon by (i) Landlord, (ii) any purchaser of the Property (“Purchaser”), (iii) each lender (“Lender”) of Landlord or Purchaser (or any of their respective direct or indirect owners), and its successors, participants, assigns and transferees, (iv) any rating agency or trustee involved in a securitization of one or more loans made by a Lender, and (v) any servicer of any such loan (collectively, the “Reliance Parties”), and said certifications shall be binding upon Tenant and its successors and assigns, and inure to the benefit of the Reliance Parties.

Very truly yours,

[__________________________________]

By: ________________________________
Name: _____________________________
Title: ______________________________
Date: ______________________________

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SCHEDULE A TO TENANT ESTOPPEL CERTIFICATE

Summary of Lease Terms: [PID#]

(1) Name of Tenant: [ ]

(2) Original Lease Sign Date: [ ]

(3) Lease Commencement Date: [ ]

(4) Premises:[ ]

(5) Amendment Dates, Separate Agreements, if any:

(6) Square Footage: [ ]

(7) Current Lease Expiration: [ ]

(8)

Current Monthly Base Rent:
Current Monthly Expense Reimbursement:
Other Current Monthly Rent Not Otherwise Identified Above:
Current Total Monthly Rent:
Rent Abatement:

(9) Security Deposit:

(10) Letter of Credit:

(11) Assignees/Subtenants: ________________ (List N/A if none)

(12) Lease Guarantor(s): ____________________________

(13) Tenant Improvement Allowance Balance: _____________

(14) Options:

Renewal Option:

ROFO:

ROFR:

Termination:

Expansion:

Contraction:

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Purchase Option:

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EXHIBIT E

FORM OF SELLER ESTOPPEL CERTIFICATE

[NOTE: INSERT NAME OF BUYER]

_________________________ (“Seller” or “Landlord”) has this day conveyed to _________________________ (“Buyer”) the property described in an AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY between Seller and Buyer dated ______________ ___, 2021 (as amended, the “Purchase Agreement”). This Seller Estoppel is delivered by Seller to Buyer pursuant to the Purchase Agreement and capitalized terms used herein without definition have the meaning given to them in the Purchase Agreement. Seller’s liability hereunder shall be subject to all time, dollar and other limitations on Seller’s liability set forth in the Purchase Agreement. Whenever a representation herein is qualified by the phrase “to Seller’s knowledge”, or by words of similar import, such knowledge shall be limited as provided in the Purchase Agreement. No officer, director, owner, manager, trustee, or agent of Seller shall have any liability hereunder.

Subject to the above limitations and Buyer’s Knowledge, and except as set forth in the Purchase Agreement, Seller hereby certifies as follows:

1.
[NOTE: INSERT NAME OF TENANT] (“Tenant”) is the current tenant under a [NOTE: INSERT NAME OF ORIGINAL LEASE] (the “Lease”), currently by and between Seller, as landlord, and Tenant, as tenant, for approximately ______ rentable square feet (the “Leased Premises”) located at _____________________________ (collectively, the “Building”). All capitalized terms not otherwise defined herein shall have the meanings provided in the Lease.
2.
The Lease is in full force and effect. The Lease has not been amended, modified or supplemented except as follows: ___________________________________. There are no other agreements or understandings, whether written or oral, between Tenant and Landlord with respect to the Lease, the Leased Premises or the Building.
3.
Tenant has accepted possession of and occupies the entire Leased Premises under the Lease. The term of the Lease commenced on ______________ and expires on ________________________, subject to the following renewal options: ________________________.
4.
The monthly installment of Rent under the Lease is currently $______. All additional rent, percentage rent, Tenant’s proportionate share of real estate taxes, insurance and operating expenses and all other sums or charges due and payable under the Lease by Tenant have been paid in full and no such rents, additional rents, percentage rents or other sums or charges have been paid for more than one (1) month in advance of the due date thereof.
5.
The amount of the security deposit is $__________.
6.
To the best of Seller’s knowledge, as of the date hereof, both Tenant and Landlord have performed all of their respective obligations under the Lease and Seller has no knowledge of any event which with the giving of notice, the passage of time or both would constitute a default by Landlord or Tenant under the Lease.
7.
To the best of Seller’s knowledge, as of the date hereof, Tenant has no claim against Landlord and no offset or defense to enforcement of any of the terms of the Lease.

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8.
All improvements required to be completed by Landlord have been completed and there are no contributions, credits or other sums due to Tenant from Landlord, except __________________________________.
9.
Tenant has not notified Landlord in writing of any assignment of the Lease or sublease of the Leased Premises or any part thereof.
10.
Tenant has no right or option pursuant to the Lease or otherwise to purchase all or any part of the Leased Premises or the Building. Tenant does not have any right or option for additional space in the Building, except _____________________________.
11.
Tenant has no right to terminate the Lease except, to the extent contained in the Lease, in connection with a casualty or condemnation and except, to the extent permitted by applicable law, in connection with an actual or constructive eviction of Tenant, except _______________________.

Subject to the above limitations, this certificate is being delivered to you with the knowledge that you will rely upon it in your purchase of the Property.

This certificate is dated as of _________________, 2024.

[SELLER]

By: _____________________

Name:

Title:

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EXHIBIT F

FIRPTA AFFIDAVIT

CERTIFICATE OF NON-FOREIGN STATUS

This certificate (this “Certificate”) is furnished to [ ], a [ ] (“Buyer”), pursuant to that certain Agreement of Purchase and Sale dated as of [________________, 2021] between [SELLER], a [_______________] (“Seller”) and Buyer, for the purpose of establishing and documenting the non-foreign affidavit exemption to the withholding requirement of Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”).

Section 1445 of the Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including Section 1445 of the Code), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be deemed the transferor of the property and not the disregarded entity. To inform Buyer that withholding of tax is not required upon the disposition of a U.S. real property interest by [SELLER], a [_________________] (“Transferor”) (the owner, for U.S. federal income tax purposes, of Seller, which is a disregarded entity for U.S. federal income tax purposes), the undersigned hereby certifies the following on behalf of transferor:

1.
Transferor is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and Income Tax Regulations).

2.
Transferor is not a disregarded entity as defined in Section 1.1445-2(b)(2)(iii) of the Income Tax Regulations.

3.
Transferor’s U.S. employer identification number is [_________]

4.
Transferor’s office address is [_______________________].

Signatures to this Certificate delivered electronically via .pdf, .jpeg, .TIF, .TIFF or similar electronic format shall be deemed an original signature and fully effective as such for all purposes. Each party to this Certificate shall be bound by its own electronically transmitted signature and shall accept the electronically transmitted signature of the other party to this Certificate of Non-Foreign Status.

[Signature page to follow]

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Transferor understands that this certification may be disclosed to the Internal Revenue Service by Buyer and that any false statement contained herein could be punished by fine, imprisonment or both.

TRANSFEROR:

[ ],

a

Name:

Title:

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EXHIBIT G

FORM OF OWNER’S AFFIDAVIT

[EXHIBIT FOLLOWS ON NEXT PAGE]

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TITLE-AFFIDAVIT

dated as of ____/____/____

3929 Westpoint Blvd., Winston Salem, North Carolina, and 2598 Empire Drive, Winston Salem, North Carolina

Owner: BREIT SE INDUSTRIAL PROPCO NC LP, a Delaware limited partnership

Title Insurer: Stewart Title Guaranty Company

Commitment Nos: [ ]

Premises, each as legally described in Commitments and with a street address of: 3929 Westpoint Blvd., Winston Salem, North Carolina, and 2598 Empire Drive, Winston Salem, North Carolina

Certifications:

In connection with the above, Owner certifies the following to Title Insurer as to the Premises but only as to the period between ___/___/___ (date of acquisition), and the date hereof (subject to any exceptions expressly noted below):

Mechanics Liens:

A.
All labor, services or materials rendered or furnished within the last 180 days with regard to the Premises or the construction or repair of any building or improvements on the Premises contracted for or requested by Owner have been completed and paid for in full, except for routine repairs and/or maintenance, and any and all charges have been or will be duly paid in the ordinary course of business.

B.
To the actual knowledge of Owner, all other labor, services or materials that have been rendered or furnished within the last 180 days in connection with the Premises or with the construction or repair of any building or improvements on the Premises have been completed and paid for in full, except routine repairs and/or maintenance; and any and all charges have been or will be duly paid in the ordinary course of business.

Tenants/Parties in Possession:

Except as shown in the Commitment (with respect to tenancies of record), including matters disclosed in the underlying exception documents of record referenced therein, there are no tenants or other parties who are in possession or have the right to be in possession of said Premises, other than those tenants identified on the annexed RENT-ROLL (and any subtenants of tenants set forth thereon), which tenants have rights as tenants only and do not have options to purchase all or part of the Premises (“OTPs”), rights of first refusal to acquire all or part of the Premises (“ROFRs”) or rights of first offer to acquire all or part of the Premises (“ROFOs”) that would be triggered by the instant transaction.

Unrecorded OTPs, ROFRs and ROFOs:

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Owner has not entered into (and has no actual knowledge of) any unrecorded OTPs, ROFRs or ROFOs which are presently in effect and would be triggered by the instant transaction, except as set forth in the Commitment.

Covenants & Restrictions:

To the actual knowledge of Owner, (a) Owner has received no written notice of past or present violations of any effective covenants, conditions or restrictions set forth in the Commitment (the “CC&Rs”) which remain uncured, and (b) any charge or assessment provided for in any of the CC&Rs has been or will be duly paid in the ordinary course.

Bankruptcy:

No proceedings in bankruptcy or receivership have been instituted by or against Owner (or its constituent entities) which are now pending, nor has Owner (or its constituent entities) made any assignment for the benefit of creditors which is in effect as to said Premises.

Gap Indemnification:

Between the date hereof and the date of recording of the insured conveyance but in no event later than 5 business days from the date hereof (hereinafter, the “Gap Period”), Owner has not taken or allowed and will not voluntarily take or allow any action to encumber the Premises in the Gap Period.

Further Assurances:

Owner hereby undertakes and agrees to fully cooperate with Title Insurer in correcting any errors in the execution and acknowledgment of the insured conveyance.

Counterparts:

This Affidavit may be executed in counterparts.

Inducement and Indemnification:

Owner provides this document to induce Title Insurer to insure title to said Premises well knowing that it will do so only in complete reliance upon the matters asserted hereinabove and further, will indemnify, defend and hold Title Insurer harmless against any loss or damage sustained as a result of any inaccuracy in the matters asserted hereinabove.

Knowledge/Survival:

Any statement “to the actual knowledge of Owner” (or similar phrase) shall mean that the “Designated Representative” (as hereinafter defined) of Owner has no knowledge that such statement is untrue (and, for this purpose, Owner’s knowledge shall mean the present actual knowledge (excluding constructive or imputed knowledge) of the Designated Representative, but such Designated Representative shall not have any liability in connection herewith. Notwithstanding anything to the contrary herein, (1) any cause of action for a breach of this document shall survive until 6 months after the date hereof], at which time the provisions hereof (and any potential cause of action resulting from any breach for which Title Insurer has not given Owner written notice) shall terminate; and (2) to the extent Title Insurer shall have knowledge as of the date hereof that any of the statements contained herein is false or inaccurate, then Owner shall have no liability with respect to the same. The “Designated Representative” for Owner is _____________________________. The Designated Representative of Owner is an individual affiliated with, or employed by, Owner or its affiliates who has been directly involved in the asset management, investment management or property management of the Premises and is in a position to confirm the truth and accuracy of Owner’s knowledge certifications herein concerning the Premises.

SEE ANNEXED SIGNATURE PAGE TO TITLE-AFFIDAVIT

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SIGNATURE PAGE TO TITLE-AFFIDAVIT

OWNER:

BREIT SE INDUSTRIAL PROPCO NC LP, a Delaware limited partnership

By: ________________________________________

Name: ________________________________

Title: ________________________________

Subscribed and sworn to on _____/_____/_____

________________________________________

Notary Public

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EXHIBIT H

FORM OF TENANT NOTICE

TENANT NOTICE

[DATE]

RE: 3929 Westpoint Blvd., Winston Salem, North Carolina, and 2598 Empire Drive, Winston Salem, North Carolina (collectively, the “Property”)

Dear Tenant:

Please be advised that effective as of the date hereof, BREIT SE INDUSTRIAL PROPCO NC LP, a Delaware limited partnership, has sold the Property to [_________________], a [_________________] (“Buyer”). Effective as of the date hereof, your security deposit (if any) has been transferred to Buyer. Buyer acknowledges that it has received and is responsible for your security deposit. All future rental payments should be sent to Buyer at the address set forth on Exhibit A attached hereto and made a part hereof. Any questions regarding maintenance and management of the Property should be addressed to Buyer at the address set forth on Exhibit A.

[Signature page to follow]

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SELLER: BREIT SE INDUSTRIAL PROPCO NC LP, a Delaware limited partnership By: BREIT SE Industrial Propco NC GP LLC, a Delaware limited liability company, its General Partner By: Name: Title:

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BUYER: [_________________], By: Name: Title:

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EXHIBIT A TO TENANT NOTICE LETTER

All future rental payments should be sent to Buyer at the following address:

______________________________

______________________________

______________________________

Any questions regarding maintenance and management of the Property should be addressed to Buyer at the following address:

______________________________

______________________________

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EXHIBIT I

SELLER’S CLOSING CERTIFICATE

[______________], 2024

This Seller’s Closing Certificate is given by [_____________], a Delaware limited liability company (“Seller”), to [_______________] (“Buyer”), pursuant to that certain Agreement for Purchase and Sale of Real Property between Seller and Buyer’s predecessor-in-interest dated as of __________, 2024, relating to certain property commonly known as [______________] (as may have been amended from time to time, the “Purchase Agreement”). All capitalized terms not specifically defined herein shall carry the definition ascribed them under the Purchase Agreement. Seller certifies to Buyer as of the date hereof, except as expressly set forth on Schedule 1 attached hereto and made a part hereof, the representations and warranties of Seller set forth in Section 8 of the Purchase Agreement remain true and accurate in all material respects as of the date hereof, as qualified by the terms, conditions, qualifications and limitations contained in the Purchase Agreement.

Notwithstanding the foregoing, this Seller’s Closing Certificate is subject to the terms and conditions of the Purchase Agreement, including, without limitation, all qualifications, liability limitations and survival limitations contained therein.

[SIGNATURE PAGE FOLLOWS]

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SELLER:

[_______________________]

By:

Name:

Title:

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SCHEDULE 1 TO SELLER’S CLOSING CERTIFICATE

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SCHEDULE 5(a)

UNAPPLIED REFUNDABLE SECURITY DEPOSITS

Asset ID	Property	Tenants	Unapplied Security Deposits
bt42462	3929 Westpoint Blvd	ProKidney, LLC	$28,546.97
bt42462	3929 Westpoint Blvd	Dime EMB LLC	$5,000.00
bt42462	3929 Westpoint Blvd	All Stick Label L.L.C	$5,859.18
bt42462	3929 Westpoint Blvd	Inmar Inc.	$27,178.03
bt42463	2598 Empire Drive	Storopack Inc.	$10,293.33
bt42463	2598 Empire Drive	ProKidney, LLC	$561,826.00

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SCHEDULE 5(b)

SELLER’S LEASING COSTS

Asset ID	Property	Tenants	Seller’s Leasing Costs
Tenant Improvement Allowance (TTI)
bt42463	2598 Empire Drive	ProKidney	$57,600.00
Landlord Work (LTI)
NONE
Leasing Commissions (LC)
NONE

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SCHEDULE 5(f)

TRANSACTION COSTS

Cost	Responsible Party
Documentary stamp taxes, transfer taxes and other state, county, and city taxes	Seller: 100%
Recording fees of Deed and any instrument which releases or discharges Mandatory Cure Items	Seller: 100%
Recording fees (other than those noted above)	Purchaser: 100%
Escrow	Seller: 50% Purchaser: 50%
Premium for Owner’s Policy and any endorsements to Owner’s Policy	Purchaser: 100%
Survey	Purchaser: 100%
Zoning Report	Purchaser: 100%

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